                                    Inter-City Products Corporation (USA)







==========================================================================


                      RECEIVABLES PURCHASE AGREEMENT


                         dated as of July 25,1996


                                   among


                   INTER-CITY PRODUCTS CORPORATION (USA)


                                    and


                           CERTAIN SUBSIDIARIES,
                                as Sellers


                 INTER-CITY PRODUCTS PARTNER CORPORATION,

                                    and


               INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P.
                                 as Buyer


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                             TABLE OF CONTENTS
                                                                     Page



ARTICLE I
AGREEMENT TO PURCHASE AND SELL

SECTION 1.1      Agreement to Purchase and Sell                         1
SECTION 1.2      Timing of Purchases                                    2
SECTION 1.3      Consideration for Purchases                            2
SECTION 1.4      No Recourse                                            2
SECTION 1.5      No Assumption of Obligations Relating to Receivables,
                 Related Assets or Contracts                            2
SECTION 1.6      True Sales                                             3
SECTION 1.7      Addition of Sellers                                    3
SECTION 1.8      Contribution of Receivables                            4

ARTICLE II
CALCULATION OF PURCHASE PRICE

SECTION 2.1      Calculation of Purchase Price                          6
SECTION 2.2      Definitions and Calculations Related to
                 Purchase Price Percentage                              7

ARTICLE III
PAYMENT OF PURCHASE PRICE; SERVICING, ETC.

SECTION 3.1      Purchase Price Payments                                8
SECTION 3.2      The Buyer Notes                                       11
SECTION 3.3      Application of Collections and Other Funds            11
SECTION 3.4      Servicing of Receivables and Related Assets           12
SECTION 3.5      Adjustments for Noncomplying Receivables and Dilution 12
SECTION 3.6      Payments and Computations, Etc                        12

ARTICLE IV
CONDITIONS TO PURCHASES

SECTION 4.1      Conditions Precedent to Initial Purchase              13
SECTION 4.2      Certification as to Representations and Warranties    14
SECTION 4.3      Effect of Payment of Purchase Price                   14


                                    -i-
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ARTICLE V
REPRESENTATIONS AND WARRANTIES

SECTION 5.1      Representations and Warranties of the Sellers         15
SECTION 5.2      Representations and Warranties of Buyer               20

ARTICLE VI
GENERAL COVENANTS OF THE SELLERS

SECTION 6.1      Affirmative Covenants                                 21
SECTION 6.2      Reporting Requirements                                24
SECTION 6.3      Negative Covenants                                    25

ARTICLE VII
ADDITIONAL RIGHTS AND OBLIGATIONS IN
RESPECT OF THE SPECIFIED ASSETS

SECTION 7.1      Rights of Buyer                                       28
SECTION 7.2      Responsibilities of the Sellers                       29
SECTION 7.3      Further Action Evidencing Purchases                   29
SECTION 7.4      Collection of Receivables; Rights of Buyer
                 and Its Assignees                                     30

ARTICLE VIII
TERMINATION

SECTION 8.1      Automatic Termination                                 31

ARTICLE IX
INDEMNIFICATION

SECTION 9.1      Indemnities by the Sellers                            32

ARTICLE X
MISCELLANEOUS

SECTION 10.1     Amendments; Waivers, Etc                              34



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SECTION 10.2     Notices, Etc                                          34
SECTION 10.3     Cumulative Remedies                                   34
SECTION 10.4     Binding Effect; Assignability; Survival of Provisions 35
SECTION 10.5     Governing Law                                         35
SECTION 10.6     Costs, Expenses and Taxes                             35
SECTION 10.7     Submission to Jurisdiction                            36
SECTION 10.8     Waiver of Jury Trial                                  36
SECTION 10.9     Integration                                           36
SECTION 10.10    Counterparts                                          37
SECTION 10.11    Acknowledgment and Consent                            37
SECTION 10.12    No Partnership or Joint Venture                       37
SECTION 10.13    No Proceedings                                        37
SECTION 10.14    Severability of Provisions                            38
SECTION 10.15    Recourse to Buyer                                     38


                                 EXHIBITS

EXHIBIT A                Form of Buyer Note
EXHIBIT B                Form of Seller Assignment Certificate


                                 SCHEDULES

SCHEDULE 1       Litigation and Other Proceedings
SCHEDULE 2       Changes in Financial Condition
SCHEDULE 3       Offices of the Sellers where Records are Maintained
SCHEDULE 4       Legal Names, Trade Names and Names Under Which the
                         Companies Do Business
SCHEDULE 5       Software Programs and Licenses

        This RECEIVABLES PURCHASE AGREEMENT, dated as of July 25, 1996 (this "Agreement"), is made among INTER-CITY PRODUCTS CORPORATION (USA), a Delaware corporation ("ICP"), INTER-CITY PRODUCTS PARTNER CORPORATION, a Delaware corporation ("ICPPC"), certain direct or indirect domestic subsidiaries of ICP that are listed on the signature pages hereto or that become party hereto in accordance with the terms hereof (together with ICP and ICPPC, the "Sellers"), and INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P., a Tennessee limited partnership ("Buyer").

        Pursuant to the Pooling and Servicing Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), Buyer intends to transfer its interests in the Receivables sold pursuant hereto, together with Receivables contributed to Buyer by ICP and ICPPC from time to time, to the Trust in order to, among other things, finance its purchases hereunder. Except as otherwise defined herein, capitalized terms have the meanings assigned to them in Appendix A to the Pooling Agreement, and this Agreement shall be interpreted in accordance with the conventions set forth in Part B of such Appendix A.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
AGREEMENT TO PURCHASE AND SELL


        SECTION 1.1 Agreement to Purchase and Sell. Each Seller hereby sells, transfers, assigns, sets over and conveys to Buyer, and Buyer agrees to purchase from each Seller, at the times set forth in Section 1.2, all of such Seller's right, title and interest in, to and under:

                 (a) all Receivables of such Seller (other than Contributed Initial Receivables) that existed and were owing to such Seller as at the closing of such Seller's business on the Initial Cut-Off Date,

                 (b) all Receivables created by such Seller (other than Contributed Subsequent Receivables) that arise during the period from and including the closing of such Seller's business on the Initial Cut-Off Date to but excluding the Purchase Termination Date,

                 (c) all Related Security with respect to such Receivables of such Seller,

                 (d) all proceeds of the foregoing, including all funds received by any Person in payment of any amounts owed (including invoice prices, finance charges, interest and all other charges, if any) in respect of any Receivable described above or Related Security with respect to any such Receivable, or otherwise applied to repay or discharge any such Receivable (including insurance payments that a Seller or the Servicer applies in the ordinary course of its business to amounts owed in respect of any such Receivable and net proceeds of any sale or other disposition of repossessed goods that were the subject of any such Receivable) or other collateral or property of any Obligor or any other party directly or indirectly liable for payment of such Receivables, and

                 (e)   all Records relating to any of the foregoing.

        As used herein, (i) "Purchased Receivables" means the items listed above in clauses (a) and (b), (ii) "Related Purchased Assets" means the items listed above in clauses (c), (d) and (e), (iii) "Related Assets" means the Related Purchased Assets and the Related Contributed Assets,
(iv) "Purchased Assets" means the Purchased Receivables and the Related Purchased Assets, (v) "Specified Assets" means the Purchased Receivables, the Contributed Receivables and the Related Assets and (vi) "Specified Receivables" means the Purchased Receivables and the Contributed Receivables.

        SECTION 1.2    Timing of Purchases.

                 (a) Initial First Issuance Date Purchases. All of the Purchased Assets of each Seller that existed at the closing of such Seller's business on the Initial Cut-Off Date shall be sold automatically to Buyer on the First Issuance Date.

                 (b) Regular Purchases. Except to the extent otherwise provided in Section 8.1, after the closing of a Seller's business on the Initial Cut-Off Date until the closing of such Seller's business on the Business Day immediately preceding the Purchase Termination Date, all Purchased Receivables and the Related Purchased Assets of each Seller shall be sold automatically to Buyer pursuant hereto immediately (and without further action by any Person) upon the creation of the Purchased Receivable or Related Purchased Asset.

        SECTION 1.3 Consideration for Purchases. On the terms and subject to the conditions set forth in this Agreement, Buyer agrees to make Purchase Price payments to the Sellers in accordance with Article III.

        SECTION 1.4 No Recourse. Except as specifically provided in this Agreement, the sale and purchase of Purchased Assets under this Agreement shall be without recourse to the Sellers; it being understood that (i) each Seller shall be liable to Buyer for all representations, warranties, covenants and indemnities made by such Seller pursuant to the terms of this Agreement, all of which obligations are limited so as not to constitute recourse to such Seller for the credit risk of the Obligors, and (ii) ICP shall be liable to Buyer to the extent specified in the Seller Guaranty.

        SECTION 1.5 No Assumption of Obligations Relating to Receivables, Related Assets or Contracts. None of Buyer, any Servicer nor the Trustee shall have any obligation or liability to any Obligor or other customer or client of a Seller (including any obligation to perform any of the obligations of such Seller under any Receivable, related Contracts or any other related purchase orders or other agreements). No such obligation or liability is intended to be assumed by Buyer, any Servicer or the Trustee hereunder, and any assumption thereof is expressly disclaimed.

        SECTION 1.6 True Sales. The Sellers and Buyer intend the transfers of Receivables hereunder to be true sales (or, with respect to Contributed Receivables, true conveyances) by the Sellers to Buyer that are absolute and irrevocable and that provide Buyer with the full benefits of ownership of the Receivables, and none of the Sellers nor Buyer intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from Buyer to any Seller. ICP and ICPPC intend the transfers of Receivables by ICP to ICPPC to be true conveyances by ICP to ICPPC that are absolute and irrevocable and that provide ICPPC with the full benefits of ownership of such Receivables, and neither ICP nor ICPPC intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from ICPPC to ICP.

        It is, further, not the intention of Buyer or any Seller that the conveyance of the Specified Assets by a Seller be deemed a grant of a security interest in the Specified Assets by such Seller to Buyer (or ICPPC, as the case may be) to secure a debt or other obligation of such Seller. However, in the event that, notwithstanding the intent of the parties, any Specified Assets are property of any Seller's estate, then
(i) this Agreement also shall be deemed to be and hereby is a security agreement within the meaning of the UCC, and (ii) the conveyance by such Seller provided for in this Agreement shall be deemed to be a grant by such Seller to Buyer (or ICPPC, as the case may be) of, and such Seller hereby grants to Buyer (or ICPPC, as the case may be), a security interest in and to all of such Seller's right, title and interest in, to and under the Specified Assets to secure (1) the rights of Buyer (or ICPPC, as the case may be) hereunder and (2) a loan by Buyer (or ICPPC, as the case may
be) to such Seller in the amount of the related Purchase Price of the Purchased Assets sold by it or the Unpaid Balance of any Contributed Receivables and the Related Contributed Assets, as the case may be. Each Seller and Buyer shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Specified Assets, such security interest would be deemed to be a perfected security interest of first priority (subject to Permitted Adverse Claims) in favor of Buyer (or ICPPC, as the case may be) under applicable law and will be maintained as such throughout the term of this Agreement.

        SECTION 1.7 Addition of Sellers. ICP shall cause each Subsidiary of ICP which originates any right of such Subsidiary to payment, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from the sale of goods, services or future services by such Subsidiary, to become a Seller hereunder immediately upon such entity becoming a Subsidiary and shall cause such Subsidiary to sell its accounts receivable and property of the types that constitute Related Assets hereunder to Buyer. ICP and each Person that will be added as a Subsidiary shall give to Buyer, the Trustee, the Rating Agencies and each Required Person not less than 30 days' prior written notice of the effective date of the addition of such Person as a Subsidiary. Once the notice has been given, the Receivables given by any Subsidiary of ICP as a Seller added to this Agreement pursuant to this section shall satisfy clause (n) of the definition of "Eligible Receivables" on the first Business Day following the expiration of the notice period (or such later date as may be specified in the notice) on which (i) the Required Persons have consented (if the Subsidiary is General or Coastline) or the Modification Condition has been satisfied (for any other Subsidiary), (ii) the Servicer shall have delivered to the Trustee a supplement to the Monthly Report then in effect as described in Section 3.5(e) of the Pooling Agreement and shall have confirmed in writing to the Trustee that the Seller Guaranty covers Obligations of such Subsidiary, (iii) such Subsidiary and the parties hereto shall have executed and delivered the agreements, instruments and other documents and the amendments or other modifications to the Transaction Documents, in form and substance reasonably satisfactory to Buyer, the Trustee and each Required Person, that Buyer, the Trustee or any Required Person reasonably determine are necessary or appropriate to effect the addition and (iv) shall have delivered such legal opinions as are in form and substance satisfactory to the Rating Agencies, each Required Person and the Trustee.

        SECTION 1.8 Contribution of Receivables. (a) ICP hereby transfers to ICPPC, as a contribution to the capital of ICPPC, all its right, title and interest in, to and under:

                 (i) $1,017,156,.79 of Receivables of ICP having, among the existing Receivables, the oldest invoice dates as of the closing of ICP's business on the Initial Cut-Off Date (the "Contributed ICPPC Initial Receivables"),

                 (ii) all Related Security with respect to the Contributed ICPPC Initial Receivables,

                 (iii) all proceeds of the foregoing, including all funds received by any Person in payment of any amounts owed (including invoice prices, finance charges, interest and all other charges, if any) in respect of any Contributed ICPPC Initial Receivable or Related Security with respect to any such Contributed ICPPC Initial Receivable, or otherwise applied to repay or discharge any such Contributed ICPPC Initial Receivable (including insurance payments that ICP or the Servicer applies in the ordinary course of its business to amounts owed in respect of any such Contributed ICPPC Initial Receivable and net proceeds of any sale or other disposition or repossessed goods that were the subject of any such Contributed ICPPC Initial Receivable) or other collateral or property of any Obligor or any other party directly or indirectly liable for payment of such Contributed ICPPC Initial Receivables, and

                 (iv) all Records relating to any of the foregoing (the items listed above in clauses (ii), (iii) and (iv) being referred to herein as the "Related Contributed ICPPC Initial Assets").

                 (b) ICPPC hereby transfers to Buyer, as a contribution to the capital of Buyer, all its right, title and interest in, to and under the Contributed ICPPC Initial Receivables and the Related
Contributed ICPPC Initial Assets.

                 (c) ICP hereby transfers to Buyer, as a contribution to the capital of Buyer, all its right, title and interest in, to and under:

                 (i) $54,926,466.85 of Receivables of ICP having, among the existing Receivables (other than the Contributed ICPPC Initial Receivables), the oldest invoice dates as of the closing of ICP's business on the Initial Cut-Off Date (the "Contributed ICP Initial Receivables," and collectively with the Contributed ICPPC Initial Receivables, the "Contributed Initial Receivables"),

                 (ii) all Related Security with respect to the Contributed ICP Initial Receivables,

                 (iii) all proceeds of the foregoing, including all funds received by any Person in payment of any amounts owed (including invoice prices, finance charges, interest and all other charges, if any) in respect of any Contributed ICP Initial Receivable or Related Security with respect to any such Contributed ICP Initial Receivable, or otherwise applied to repay or discharge any such Contributed ICP Initial Receivable (including insurance payments that ICP or the Servicer applies in the ordinary course of its business to amounts owed in respect of any such Contributed ICP Initial Receivable and net proceeds of any sale or other disposition or repossessed goods that were the subject of any such Contributed ICP Initial Receivable) or other collateral or property of any Obligor or any other party directly or indirectly liable for payment of such Contributed ICP Initial Receivables, and

                 (iv) all Records relating to any of the foregoing (the items listed above in clauses (ii), (iii) and (iv) being referred to herein as the "Related Contributed ICP Initial Assets," and collectively with the Related Contributed ICPPC Initial Assets, the "Related Contributed Initial Assets").

                 (d) On any date following the date hereof, (x) ICP may elect to transfer to Buyer or to ICPPC (in which case ICPPC shall immediately transfer to Buyer), as a contribution to capital, or (y) ICP may be required to transfer to Buyer or to ICPPC (in which case ICPPC shall immediately transfer to Buyer), as a contribution to capital pursuant to Section 3.1(a)(iii):

                 (i) any Receivables which have arisen since the preceding Business Day which ICP shall have identified on a schedule (a "Contributed Subsequent Receivables Schedule") delivered to the Buyer on such date (such Receivables being "Contributed Subsequent Receivables" and, together with Contributed Initial Receivables, "Contributed Receivables"),

                 (ii) all Related Security with respect to the Contributed Subsequent Receivables,

                 (iii) all proceeds of the foregoing, including all funds received by any Person in payment of any amounts owed (including invoice prices, finance charges, interest and all other charges, if any) in respect of any Contributed Subsequent Receivable or Related Security with respect to any such Contributed Subsequent Receivable, or otherwise applied to repay or discharge any such Contributed Subsequent Receivable (including insurance payments that ICP or the Servicer applies in the ordinary course of its business to amounts owed in respect of any such Contributed Subsequent Receivable and net proceeds of any sale or other disposition or repossessed goods that were the subject of any such Contributed Subsequent Receivable) or other collateral or property of any Obligor or any other party directly or indirectly liable for payment of such Contributed Subsequent Receivables, and

                 (iv) all Records relating to any of the foregoing (the items listed above in clauses (ii), (iii) and (iv) being referred to herein as the "Related Contributed Subsequent Assets" and, together with the Related Contributed Initial Assets, "Related Contributed Assets").

                                ARTICLE II
                       CALCULATION OF PURCHASE PRICE

        SECTION 2.1 Calculation of Purchase Price. (a) On each Business Day (including the First Issuance Date), the Servicer shall deliver to Buyer, the Trustee and ICP a Daily Report with respect to Buyer's purchases of Receivables from the Sellers:

                 (i) that are to be made on the First Issuance Date (in the case of the Daily Report to be delivered on the First
        Issuance Date) or

                 (ii) that were made on the immediately preceding Business Day (in the case of each subsequent Daily Report).

        (b) On each day when Receivables are purchased by Buyer from a Seller pursuant to Article I, the "Purchase Price" to be paid to such Seller on such day for the Purchased Receivables and Related Purchased Assets that are to be sold by such Seller on such day shall be determined in accordance with the following formula:

        PP       =     AUB x PPP

        where:

        PP       =     the aggregate Purchase Price for the Purchased
                       Receivables and Related Purchased Assets to be purchased from such Seller on such day,


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
        AUB      =     the "Aggregate Unpaid Balance" of the Purchased
                       Receivables that are to be purchased from such Seller on such day. For purposes of this calculation, "Aggregate Unpaid Balance" shall mean
                       (i) for purposes of calculating the Purchase Price to be paid to such Seller on the First Issuance
                       Date, the sum of the Unpaid Balance of each Receivable generated by such Seller (other than Contributed Initial Receivables), as measured as at the closing of such Seller's business on the Initial Cut-Off Date, and (ii) for purposes of calculating the Purchase Price on each Business
                       Day thereafter, the sum of the Unpaid Balance of each Receivable to be purchased from such Seller on such day, calculated at the time of the Receivable's sale to Buyer, and

        PPP      =     the Purchase Price Percentage applicable to the
                       Receivables to be purchased on such day, as determined pursuant to Section 2.2.

        SECTION 2.2 Definitions and Calculations Related to Purchase Price Percentage.

        (a) "Purchase Price Percentage" for the Receivables to be sold by a Seller on any day during a Distribution Period shall mean the percentage determined in accordance with the following formula:

        PPP =    100% - (LLR + PDRR)

        where:

        PPP      =     the Purchase Price Percentage in effect during
                       such Distribution Period,

        LLR      =     the Loss to Liquidation Ratio (expressed as a
                       percentage) in effect during such Distribution
                       Period, and

        PDRR     =     the Purchase Discount Reserve Ratio (expressed as
                       a percentage) in effect during such Distribution
                       Period, as determined on such day pursuant to subsection (b) below.

The Purchase Price Percentage, the Loss to Liquidation Ratio and the Purchase Discount Reserve Ratio shall be recomputed by the Servicer on each Report Date, in each case as of the then most recent Cut-Off Date, and shall become effective on the next Distribution Date.

        (b) "Purchase Discount Reserve Ratio" for the Receivables to be sold on any day shall mean a percentage determined in accordance with the following formula:

        PDRR =   (TD/360 x DR) + PD


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
        where:

        PDRR     =     the Purchase Discount Reserve Ratio in effect
                       during such Distribution Period,

        TD       =     the Portfolio Collection Days during the
                       Calculation Period preceding the first day of such Distribution Period,

        DR       =     the Discount Rate (expressed as a percentage) in
                       effect during such Distribution Period as determined pursuant to subsection (c) below, and

        PD       =     a profit discount equal to .25%; provided that
                       such percentage may be changed by written agreement of the Sellers and Buyer if, prior to giving effect to such change, (i) Buyer shall have provided to the Trustee, the Agent and the Rating
                       Agencies a Bankruptcy Opinion that takes such change into account and (ii) the Modification
                       Condition shall have been satisfied.

        (c) "Discount Rate" for the Receivables to be sold on any day during a Distribution Period shall mean a fraction (expressed as a percentage) having (i) a numerator equal to 12 multiplied by an amount equal to the sum for the Calculation Period ending prior to the first day of such Distribution Period of (A) accrued Carrying Costs and (B) accrued interest on Buyer Notes and (ii) a denominator equal to the aggregate Unpaid Balance of the Receivables as of the last day of the Calculation Period preceding the first day of such Distribution Period.

                                ARTICLE III
                PAYMENT OF PURCHASE PRICE; SERVICING, ETC.

        SECTION 3.1 Purchase Price Payments. (a) On the First Issuance Date and on the Business Day following each day on which any Purchased Receivables and Related Purchased Assets are purchased by Buyer pursuant to Article I, on the terms and subject to the conditions of this Agreement, Buyer shall pay to the Sellers the Purchase Price for the Purchased Receivables and Related Purchased Assets purchased on such day by Buyer (i) by making a cash payment to Servicer (for the account of the Sellers) to the extent that Buyer has cash available to make the payment pursuant to Section 3.3, (ii) if the Purchase Price to be paid for such Receivables and Related Assets of any Seller exceeds the amount of any cash actually paid for the account of such Seller on such day pursuant to clause (i), by automatically increasing the principal amount outstanding under the relevant Buyer Notes by the amount of such excess and (iii) if the Purchase Price to be paid for such Receivables and Related Assets of ICP exceeds the sum of (x) the amount of any cash paid to the Servicer on such day pursuant to clause (i) and (y) the aggregate amount by which all Buyer Notes may be increased without exceeding the Maximum Exposure Amount, by deeming (x) Receivables in an amount equal to 99% of such excess to have been contributed to Buyer by ICP as a capital contribution,
(y) Receivables in an
amount equal to 1% of such excess to have been contributed to ICPPC by ICP as a capital contribution and (z) the Receivables contributed to ICPPC pursuant to clause (y) to have been contributed to Buyer by ICPPC as a capital contribution.

        Each Seller agrees that, prior to the Seller Maturity Date, Buyer shall be required to make payments in respect of the payment obligations evidenced by the Buyer Notes only to the extent that it has cash available under Section 3.3.

        (b) Except as provided in a Supplement, on each Business Day, the "Noncomplying Receivables and Dilution Adjustment" shall be equal to the result (whether the result is positive or negative) of (i) the sum of
(A) the aggregate Seller Dilution Adjustments in respect of all Sellers, if any, for the immediately preceding Business Day, as shown in the Daily Report for such day, plus (B) the aggregate Seller Noncomplying Receivables Adjustments in respect of all Sellers, if any, for the immediately preceding Business Day, as shown in the Daily Report for such day, in the case of each of clauses (A) and (B), as the amounts are determined pursuant to Section 3.5, minus (ii) the amount of the payments (if any) that Buyer shall have received on the immediately preceding Business Day on account of any Seller Noncomplying Receivables that had been the subject of an earlier Seller Noncomplying Receivables Adjustment. If the Noncomplying Receivables and Dilution Adjustment is positive on any day, Buyer shall reduce the Purchase Price payable on such day pursuant to subsection (a) above by the amount of the Noncomplying Receivables and Dilution Adjustment. If instead, the Noncomplying Receivables and Dilution Adjustment is negative on any day, Buyer shall increase the Purchase Price payable pursuant to subsection (a) above on such day by the amount of the Noncomplying Receivables and Dilution Adjustment.

        (c) If on any day the Noncomplying Receivables and Dilution Adjustment attributable to any Seller exceeds the Purchase Price payable by Buyer to such Seller pursuant to subsection (a) above on such day (the amount of such excess being a "Seller Noncomplying Receivables and Dilution Excess") then (i) if a Trust Asset Shortfall exists on such day or if the Purchase Termination Date has occurred, such Seller shall pay to the Servicer an amount equal to the lesser of (A) the amount of the Trust Asset Shortfall and (B) the amount of the Seller Noncomplying Receivables and Dilution Excess, (ii) to the extent of any remaining Seller Noncomplying Receivables and Dilution Excess after reducing it by the amount paid to the Servicer pursuant to clause (i), the principal amount of Seller's Buyer Note shall be reduced automatically by the amount of such remaining Seller Noncomplying Receivables and Dilution Excess and
(iii) any Seller Noncomplying Receivables and Dilution Excess remaining after reduction by the amounts specified in clauses (i) and (ii) shall be paid to Servicer. Amounts paid to Servicer pursuant to this Section 3.1(c) shall be deposited on behalf of such Seller into the Master Collection Account and shall be deemed a Collection in accordance with
Section 3.5.

        (d) If, on any day, the amounts, if any, allocated to any Seller pursuant to clause (b)(ii) above exceed the sum of any Seller Dilution Adjustments and the Seller Noncomplying Receivables Adjustments, if any, in respect of such Seller (as determined pursuant to Section

3.5) for such day, then Buyer shall either (i) pay Servicer (for the account of such Seller) in cash the amount of such excess, or (ii) if Buyer does not have sufficient cash to pay such amount in full, increase the principal amount of such Seller's Buyer Note by the amount of such excess that is not paid in cash to Servicer.

        (e) Amounts received by Servicer pursuant to this Section 3.1 shall be allocated among the Sellers in accordance with Section 3.3, and the Seller Dilution Adjustments and the Seller Noncomplying Receivables Adjustments, if any, in respect of each such Seller (as determined pursuant to Section 3.5) shall be allocated to such Seller. Servicer shall maintain a bookkeeping account (the "Seller Account") for purposes of tracking:

                 (i) the Purchase Price payable to each Seller in respect of Receivables and Related Assets sold by it to Buyer (including the extent to which cash and non-cash payments made by Buyer should be allocated to each Seller),

                 (ii) the extent to which such Purchase Price should be reduced on account of such Seller's Seller Dilution Adjustments and Seller Noncomplying Receivables Adjustments (including any allocation of Seller Noncomplying Receivables and Dilution Excess),

                 (iii) if a Seller makes cash payments in respect of the Noncomplying Receivables and Dilution Adjustment (including any payment in respect of Seller Noncomplying Receivables and Dilution Excess), the obligation of each other Seller to reimburse such Seller for its proportionate share thereof,

                 (iv) if Purchase Price payments attributable to a Seller's Receivables and Related Assets have been reduced on account of another Seller's Seller Dilution Adjustment or the Seller Noncomplying Receivables Adjustment, the obligation of such other Seller to reimburse the Seller subject to such reduction,

                 (v) the extent to which payments (whether cash or non-cash) by Buyer in respect of a negative Noncomplying Receivables and Dilution Adjustment should be allocated to each Seller, and

                 (vi) cash payments made to and by each Seller in respect of the items described above.

        Servicer shall calculate each of the items set forth above on each day. Intercompany accounts among the Sellers resulting from the items described above and any payments made by ICP pursuant to the Seller Guaranty will be settled in accordance with the intercompany cash management system customarily employed by ICP and its Subsidiaries.

        SECTION 3.2 The Buyer Notes. (a) On the First Issuance Date, Buyer will deliver to each Seller a promissory note, substantially in the form of Exhibit A, payable to the order of such Seller (each such promissory note, as the same may be amended, supplemented, endorsed or otherwise modified from time to time, together with any promissory note issued from time to time in substitution therefor or renewal thereof in accordance with the Transaction Documents, being herein called a "Buyer Note"), that is subordinated to all Senior Interests now or hereafter arising under or in connection with the Pooling Agreement. Each Buyer
Note is payable in full on the date (the "Seller Maturity Date") that is one year and one day after the date on which all Investor Certificates have been repaid in full and the Revolving Periods for all Investor Certificates have terminated. Each Buyer Note bears interest at a rate per annum equal to the rate publicly announced by the Trustee from time to time as its "reference" or "prime" rate, determined as of each Cut-Off Date. Buyer may prepay all or part of the outstanding balance of any Buyer Note from time to time without any premium or penalty, unless the prepayment would result in a default in Buyer's payment of any other amount required to be paid by it under any Transaction Document.

        (b) The Initial Servicer (or its designee) shall hold all Buyer Notes for the benefit of the Sellers and shall make all appropriate recordkeeping entries with respect to the Buyer Notes or otherwise to reflect the payments on and adjustment of the Buyer Notes. The Initial Servicer's books and records shall constitute rebuttable presumptive evidence of the principal amount of and accrued interest on each Buyer Note at any time. Each Seller hereby irrevocably authorizes the Initial Servicer to mark its Buyer Note "CANCELLED" and return it to Buyer upon the final payment thereof.

        SECTION 3.3 Application of Collections and Other Funds. If, on any day, Buyer receives proceeds of transfers pursuant to the Pooling Agreement, Buyer shall apply the funds as follows:

                 (a) first, to pay its existing expenses and to set aside funds for the payment of expenses that are then accrued (in each case to the extent such expenses are permitted to exist under Section 7.2(m) of the Pooling Agreement),

                 (b) second, to pay the Purchase Price as adjusted pursuant to Section 3.1 for Receivables and Related Assets purchased by Buyer from the Sellers on such day (in the case of the First Issuance Date) or the next preceding Business Day,

                 (c) third, in such order among Sellers as Buyer shall elect, to repay amounts owed by Buyer to the Sellers under the Buyer Notes,

                 (d)   fourth, to pay amounts owed pursuant to Section
        3.1(d), and

                 (e) fifth, if the Buyer shall elect, to declare and make distributions to its partners to the extent permitted by law and the Transaction Documents.

        SECTION 3.4 Servicing of Receivables and Related Assets. Consistent with Buyer's ownership of the Receivables and the Related Assets, as between the parties to this Agreement, Buyer shall have the sole right to service, administer and collect the Receivables, to assign the right and to delegate the right to others. Without limiting the generality of Section 10.11, each Seller hereby acknowledges and agrees that Buyer shall assign to the Trustee for the benefit of the Investor Certificateholders the rights and interests of Buyer hereunder and agrees to cooperate fully with the Servicer and the Trustee in the exercise of such rights and interests. As more fully described in Section 7.4(b) and in the Pooling Agreement, the Trustee may exercise the rights in the place of Buyer (as assignee or otherwise) only after the designation of a Servicer other than the Initial Servicer pursuant to Section 10.2 of the Pooling Agreement.

        At Trustee's request, each Seller will (A) assemble all of the Records that are necessary or appropriate to collect the Receivables and Related Transferred Assets, and shall make the same available to Trustee at one or more places selected by Trustee or its designee, and (B) permit, upon not less than two Business Days' prior written notice, any Successor Servicer and its agents, employees and assignees access to their respective facilities and their respective Records.

        SECTION 3.5 Adjustments for Noncomplying Receivables and Dilution. (a) If at any time any of Buyer, the Servicer, the Trustee or a Seller shall determine that any Receivable identified by the Servicer as an Eligible Receivable on the date of Purchase thereof by Buyer or the contribution thereof to Buyer was in fact a Seller Noncomplying Receivable on such date, or that any of the representations and warranties made by the related Seller in Section 5.1(k) with respect to such Receivable was not true on such date, such Seller shall be deemed to have received on the date of such determination a Collection of the Receivable in an amount equal to the Unpaid Balance of the Receivable on such date (the sum of all such amounts for such Seller on any day being called the "Seller Noncomplying Receivables Adjustment" for such Seller for such day), and such Seller Noncomplying Receivables Adjustment shall be settled in the manner provided for in Section 3.1.

        (b) If on any day the aggregate Unpaid Balance of the Receivables sold or contributed to Buyer on or before such date by a Seller is reduced in any manner described in the definition of "Dilution" (the total of the reductions being called the "Seller Dilution Adjustment" for the Seller for such day), then such Seller shall be deemed to have received on such day a Collection of Receivables in the amount of the Seller Dilution Adjustment and such Seller Dilution Adjustment shall be settled in the manner provided in Section 3.1.

        SECTION 3.6 Payments and Computations, Etc. (a) All amounts to be paid by a Seller to Buyer hereunder shall be received in accordance with the terms hereof no later than 1:00 p.m., New York City time, on the day when due in Dollars in immediately available funds in the Master Collection Account. Payments received by Buyer after such time shall be deemed to have been received on the next Business Day. In the event that any payment otherwise is scheduled to become due on a day that is not a Business Day, then payment shall become due on the next Business Day. Each Seller shall, to the extent permitted by law, pay to Buyer, on demand, interest on all amounts not paid when due hereunder at 2% per annum above the interest rate on the applicable Buyer
Note in effect on the date the payment was due; provided, however, that the interest rate shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

        (b) All amounts to be paid by Buyer to a Seller hereunder shall be paid to Servicer (for the account of such Seller) no later than 2:00 p.m., New York City time, on the day when due in Dollars in immediately available funds to an account that Servicer shall from time to time specify in writing. Payments received by Servicer after such time shall be deemed to have been received on the next Business Day. Servicer shall promptly remit payments received by it in immediately available funds to such account as the applicable Seller shall from time to time specify in writing. In the event that any payment otherwise is scheduled to become due on a day that is not a Business Day, then such payment shall become due on the next Business Day.

        (c) Permitted Inventory Discretionary Returns shall not be deemed to give rise to a Seller Noncomplying Receivables Adjustment or a Seller Dilution Adjustment if effected in accordance with Section 3.2(k) of the Pooling Agreement.

                                ARTICLE IV
                          CONDITIONS TO PURCHASES

        SECTION 4.1 Conditions Precedent to Initial Purchase. The initial purchase hereunder is subject to the conditions precedent that (i) each of the conditions precedent to the execution, delivery and effectiveness of each other Transaction Document (other than a condition precedent in any other Transaction Document relating to the effectiveness of this Agreement) shall have been fulfilled to the satisfaction of Buyer, and (ii) Buyer shall have received (or in the case of subsection (f) below, shall have delivered) each of the following, on or before the First Issuance Date, each (unless otherwise indicated) dated the date hereof or the First Issuance Date and each in form and substance satisfactory to
Buyer:

                 (a)   Seller Assignment Certificates.  A Seller
        Assignment Certificate from each Seller in the form of Exhibit B, duly completed, executed and delivered by such Seller,

                 (b) Resolutions. A copy of the resolutions of the Board of Directors of each Seller approving this Agreement and the other Transaction Documents to be delivered by it hereunder and the transactions contemplated hereby and thereby and addressing such other matters as may be required by Buyer, certified by its Secretary or Assistant Secretary, each as of a recent date acceptable to Buyer,

                 (c) Good Standing Certificate of each Seller; Certificates as to Foreign Qualification of each Seller. A good standing certificate for each Seller, issued as of a recent date by the Secretary of State of: (i) the jurisdiction of its incorporation and (ii) each state in which such Seller does business and where the failure so to be in good standing reasonably could be expected to have a Material Adverse Effect,

                 (d) Incumbency Certificate. A certificate of the Secretary or Assistant Secretary of each Seller certifying, as of a recent date reasonably acceptable to Buyer, the names and true signatures of the officers authorized on such Seller's behalf to sign the Transaction Documents to be delivered by such Seller (on which certificate Buyer, the Trustee and the Servicer may conclusively rely until such time as Buyer shall receive from such Seller (with a copy to the Trustee and the Servicer), a revised certificate meeting the requirements of this subsection),

                 (e) Other Transaction Documents. Original copies, executed by each of the parties thereto in such reasonable number as shall be specified by Buyer, of each of the other Transaction Documents to be executed and delivered in connection herewith,

                 (f) Buyer Notes. The Buyer Notes, executed by Buyer, and

                 (g)   License Agreements.  Duly executed counterparts of
        (i) software license agreements between each Seller or Servicer that uses its own proprietary software in the origination or servicing of Receivables or Related Assets and Buyer, and (ii) amendments to any license agreement between a Seller or Servicer and any third party vendor, adding any substitute Servicer as a licensee.

                 (h) Auditors' Letter. A letter from Coopers & Lybrand L.L.P. in form and substance satisfactory to Buyer, as to certain agreed-upon procedures performed prior to the First Issuance Date.

        SECTION 4.2 Certification as to Representations and Warranties. Each Seller (by accepting the Purchase Price paid for each Purchase), ICP (upon a contribution of Receivables and Related Assets to the Buyer or ICPPC) and ICPPC (upon a contribution of Receivables and Related Assets to the Buyer) shall be deemed to have certified with respect to such Receivables and Related Assets to be sold or contributed on such day that its representations and warranties contained in Article V (excluding, with respect to any day after the First Issuance Date, Section 5.1(i)) are true and correct on and as of such day, with the same effect as though made on and as of such day.

        SECTION 4.3 Effect of Payment of Purchase Price. Upon the payment of the Purchase Price (whether in cash or by an increase in a Buyer Note pursuant to Section 3.1) for any Purchase or, in the case of ICP or ICPPC as a Seller, by a capital contribution, title to the Receivables and the Related Assets included in the Purchase shall vest in Buyer, whether or not the conditions precedent to the Purchase were in fact satisfied; provided, however, that Buyer shall not be deemed to have waived any claim it may have under this Agreement for the failure by a Seller in fact to satisfy any such condition precedent. Upon any capital contribution of Receivables and Related Assets by ICP to ICPPC, title to the Receivables and Related Assets included in the contribution shall vest in ICPPC.

                                 ARTICLE V
                      REPRESENTATIONS AND WARRANTIES

        SECTION 5.1 Representations and Warranties of the Sellers. In order to induce Buyer to enter into this Agreement and to make purchases hereunder, each Seller hereby makes the representations and warranties set forth in this section with respect to itself at the times and to the extent set forth in Section 4.2 (it being understood that only ICP makes the representations and warranties set forth below with respect to any Contributed Receivables and Related Contributed Assets). Furthermore, in order to induce ICPPC to enter into this Agreement, ICP hereby makes the representations and warranties set forth in this section with respect to itself at the times and to the extent set forth in Section 4.2 with respect to any Contributed Receivables and Related Contributed Assets contributed to ICPPC.

                 (a) Organization and Good Standing. Such Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full power and authority to own its properties and to conduct its business as the properties presently are owned and the business presently is conducted. Such Seller had at all relevant times, and now has, all necessary power, authority and legal right to own, sell and (if applicable) contribute its Receivables and the Related Assets.

                 (b) Due Qualification. Such Seller is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires qualification, licenses or approvals.

                 (c) Power and Authority; Due Authorization. Such Seller has (i) all necessary power and authority to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and (C) sell, assign and (if applicable) contribute the Receivables and the Related Assets on the terms and subject to the conditions herein and therein provided and (ii) duly authorized by all necessary action such sale, assignment and (if applicable) contribution, the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions provided for in this Agreement and the other Transaction Documents to which it is a party.

                 (d) Valid Sale; Binding Obligations. Each sale of Receivables and Related Assets made by such Seller pursuant to this Agreement, and each contribution of Receivables and Related Assets made to Buyer shall constitute a valid sale (except in the case of Contributed Receivables and Related Contributed Assets), transfer and assignment of all of such Seller's right, title and interest in, to and under such Receivables and the Related Assets of such Seller to Buyer that is perfected and of first priority under the UCC and otherwise, enforceable against creditors of, and purchasers from, such Seller and free and clear of any Adverse Claim (other than any Permitted Adverse Claim); and this Agreement constitutes, and each other Transaction Document to which such Seller is a party when duly executed and delivered will constitute, a legal, valid and binding obligation of such Seller, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

                 (e) No Conflict or Violation. The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents to be signed by such Seller and the fulfillment of the terms hereof and thereof will not (i) conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) its Certificate of Incorporation or Bylaws or
        (B) any indenture, loan agreement, mortgage, deed of trust or other agreement or instrument to which such Seller is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of the Receivables or Related Assets pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust or other agreement or instrument, other than to this Agreement and the other Transaction Documents, or (iii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to it or any of its properties of any court or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties.

                 (f) Litigation and Other Proceedings. Except as described in Schedule 1, (i) there is no action, suit, proceeding or investigation pending or, to the best knowledge of such Seller, threatened against it before any court, regulatory body, arbitrator, administrative agency or other tribunal or governmental instrumentality and (ii) it is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority that, in the case of each of clauses (i) and (ii), (A) asserts the invalidity of this Agreement or any other Transaction Document, (B) seeks to prevent the sale, assignment or contribution of any Receivables or Related

        Assets by such Seller to Buyer, the issuance of the applicable Seller Assignment Certificate or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (C) seeks any determination or ruling that would materially and adversely affect the performance by such Seller of its obligations under this Agreement or any other Transaction Document or the validity or enforceability of this Agreement or any other Transaction Document, (D) seeks to affect adversely the income tax attributes of the purchases hereunder or the applicable Seller Assignment Certificate, in the case of each of the foregoing whether under the United States Federal income tax system or any state income tax system, or (E) individually or in the aggregate for all such actions, suits, proceedings and investigations would have a reasonable likelihood of having a Material Adverse Effect.

                 (g) Third Party Approvals. Except for the filing of the Public Notices referred to in Article IV, all of which, at the time required in Article IV, shall have been duly made and shall be in full force and effect, all authorizations, consents, orders and approvals of, or other action by, any Governmental Authority or other third party that are required to be obtained by such Seller, and all notices to and filings with any Governmental Authority or other third party that are required to be made by it, in the case of each of the foregoing in connection with the conveyance of Receivables and Related Assets or the due execution, delivery and performance by such Seller of this Agreement, such Seller's Seller Assignment Certificate or any other Transaction Document to which it is a party and the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, have been obtained or made and are in full force and effect.

                 (h) Bulk Sales Act. No transaction contemplated by this Agreement or any other Transaction Document requires compliance with, or will be subject to avoidance under, any bulk sales act or similar law.

                 (i) Financial Condition. The audited consolidated balance sheet of ICP and its consolidated Subsidiaries as at the end of ICP's most recent fiscal year and the related statements of earnings, stockholders' equity and cash flows of ICP and its consolidated Subsidiaries for such fiscal year and the unaudited consolidated balance sheet of ICP and its consolidated Subsidiaries as at the end of ICP's most recent fiscal quarter and the related statements of earnings, stockholders' equity and cash flows of ICP and its consolidated Subsidiaries for such fiscal quarter, copies of which have been furnished to Buyer, the Trustee and each Required Person, fairly present the consolidated financial position and business of ICP and its consolidated Subsidiaries as at the dates specified therein and the consolidated results of the operations of ICP and its consolidated Subsidiaries for the periods ended on such dates, all in accordance with GAAP consistently applied throughout the periods reflected therein, and, since the end of ICP's most recent fiscal year through the date hereof there has been no material adverse change in the condition (financial or otherwise), business or operations of ICP and its consolidated Subsidiaries.

                 (j) Margin Regulations. No use of any funds obtained by such Seller under this Agreement will conflict with or contravene any of Regulations G, T, U and X promulgated by the Federal Reserve Board from time to time.

                 (k) Quality of Title. (i) Immediately before each purchase to be made by Buyer hereunder and (in the case of ICP and ICPPC) each contribution to be made to Buyer, each Receivable and Related Asset of such Seller that is then to be transferred to Buyer thereunder, and the related Contracts, shall be owned by such Seller free and clear of any Adverse Claim (other than any Permitted Adverse Claim or any Adverse Claim arising solely as the result of any action taken by Buyer hereunder or by the Trustee under the Pooling Agreement); provided that the existence of an Adverse Claim that is released on the First Issuance Date (upon application of the proceeds of the issuance of Certificates on that date) shall not constitute a breach of this representation and warranty; and such Seller shall have made or effected all Public Notices and shall have taken all other action under applicable law in each relevant jurisdiction in order to protect and perfect the ownership interest of Buyer and its successors in the Receivables and Related Assets against all creditors of, and purchasers from, such Seller.

                       (ii) Whenever Buyer makes a purchase hereunder from such Seller (or accepts a contribution from ICP or ICPPC), Buyer shall have acquired a valid and perfected first priority ownership interest in each Specified Asset sold by such Seller or contributed by ICP or ICPPC on such date, free and clear of any Adverse Claim (other than any Permitted Adverse Claim).

                       (iii) No effective Public Notice that covers all or part of any Receivable originated by such Seller, any interest therein or any Related Asset with respect thereto is on file in any recording office except such as may be filed (A) in favor of such Seller in accordance with the Contracts, (B) in favor of Buyer pursuant to this Agreement and (C) in favor of the Trustee, for the benefit of the Investor Certificateholders, in accordance with the Pooling Agreement. No Public Notice relating to perfection that covers any inventory of such Seller that might give rise to Receivables is on file in any recording office except for (x) (so long as an Intercreditor Agreement is in effect) Public Notices in favor of creditors of such Seller bound by such Intercreditor Agreement and (y) that certain Public Notice in favor of The Toronto Dominion Bank which covers certain inventory of ICP but which does not cover any Specified Assets (including, without limitation, any Related Security).

                       (iv) No Purchase by Buyer from such Seller (or, in the case of ICP and ICPPC, no capital contribution to Buyer) constitutes a fraudulent transfer or fraudulent conveyance under the United States Bankruptcy Code or applicable state bankruptcy or insolvency laws or is otherwise void or voidable or subject to subordination under similar laws or principles or for any other reason.

                       (v)  Each Purchase by Buyer from such Seller
                 constitutes a true and valid sale of the Receivables and Related Assets under applicable state law and true and valid assignments and transfers for consideration (and not merely a pledge of the Receivables and Related Assets for security purposes), enforceable against the creditors of such Seller, and no Receivables or Related Assets transferred to Buyer hereunder shall constitute property of such Seller.

                 (l) Eligible Receivables. (i) On the date of each Purchase of Receivables hereunder from such Seller (or, in the case of ICP or ICPPC, contribution from ICP or ICPPC, respectively), each such Receivable, unless otherwise identified to Buyer and the Trustee by the Servicer in the Daily Report for such date, is an Eligible Receivable, and (ii) on the date of each Daily Report or Monthly Report that identifies a Receivable originated by such Seller as an Eligible Receivable, such Receivable is an Eligible Receivable.

                 (m) Accuracy of Information. All written information furnished by or on behalf of such Seller to Buyer, the Servicer or the Trustee pursuant to or in connection with any Transaction Document or any transaction contemplated herein or therein shall not contain any untrue statement of a material fact or omit to state material facts necessary to make the statements made therein not misleading, in each case in the light of the circumstances under which the statements were made or the information was furnished.

                 (n) Offices. The principal place of business and chief executive office of such Seller is located at the address set forth on Schedule 3, and any other location which has been such Seller's principal place of business or chief executive office during the past four months or in which such Seller keeps (or has kept during the past four months) all Records and all Contracts, invoices, purchase orders and agreements related to the Receivables or Related Assets (and all original documents relating thereto) is specified in Schedule 3 (or at such other locations, notified to the Servicer, the Trustee, each Rating Agency and each Required Person in accordance with Section 6.1(f), in jurisdictions where all action required pursuant to
        Section 7.3 has been taken and completed).

                 (o) Account Banks and Payment Instructions. The names and addresses of all the banks, together with the account numbers of the accounts at the banks, into which Collections are paid as of the First Issuance Date have been accurately identified to Buyer in a letter from such Seller to Buyer dated the First Issuance Date or have been specified in the notices as shall have been delivered thereafter pursuant to Section 6.3(c). Each Account Bank has executed and delivered an Account Agreement to Buyer and the

        Trustee. Such Seller has instructed all Obligors to submit all payments on the Receivables and Related Assets directly to one of the Lockbox Accounts. Any payments not made directly to the Account Banks will be forwarded by the recipient of such payments to the Account Banks within two Business Days.

                 (p) Compliance with Applicable Laws. Such Seller is in compliance with the requirements of all applicable laws, rules, regulations and orders of all Governmental Authorities (federal, state, local or foreign, and including consumer protection and environmental laws).

                 (q) Legal Names. Except as set forth in Schedule 4, since January 1, 1990 such Seller has not been known by any legal name other than its corporate name as of the date hereof, except to the extent permitted otherwise pursuant to Section 6.3(e), nor has such Seller been the subject of any merger, consolidation, amalgamation or other corporate reorganization since January 1, 1990 that resulted in a change of name, identity or corporate structure. Such Seller uses no trade names other than its actual corporate name and the trade names set forth in Schedule 4.

                 (r) Investment Company Act. Such Seller is not, and is not controlled by, an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

                 (s) Taxes. Such Seller has filed or caused to be filed all tax returns (foreign or domestic, federal, province, territory, state or local) and reports required by law to have been filed by it and has paid all taxes, assessments and governmental charges which are due and payable by it, except any such taxes, assessments or charges (i) that are being diligently contested in good faith by appropriate proceedings, (ii) for which adequate reserves in accordance with GAAP have been set aside on its books and (iii) with respect to which no Adverse Claim, except Permitted Adverse Claims, has been imposed upon any Receivables or Related Assets.

                 (t) Software Programs. Each software program, and any license or other agreement relating to such program, used in the origination or servicing of Receivables and Related Assets is described in Schedule 5.

        SECTION 5.2 Representations and Warranties of Buyer. From the date hereof until the Purchase Termination Date, Buyer hereby represents and warrants that (a) this Agreement (i) has been duly authorized, executed and delivered by Buyer and (ii) constitutes the legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law, and

(b) the execution, delivery and performance of this Agreement does not violate any applicable law or any agreement to which Buyer is a party or by which its properties are bound.

                                ARTICLE VI
                     GENERAL COVENANTS OF THE SELLERS

        SECTION 6.1 Affirmative Covenants. From the First Issuance Date until the first day following the Purchase Termination Date on which all Obligations of the Sellers shall have been finally and fully paid and performed and the Invested Amount for each Series shall have been reduced to zero, unless Buyer shall otherwise give its prior written consent, each Seller hereby agrees that it will perform the covenants and agreements set forth in this section.

                 (a) Compliance with Laws, Etc. Such Seller will comply in all material respects with all applicable laws, rules, regulations, judgments, decrees and orders (including those relating to the Receivables, the Related Assets, the related Contracts of such Seller and any other agreements related thereto), in each case to the extent the failure to comply, individually or in the aggregate for all such failures, reasonably could be expected to have a Material Adverse Effect.

                 (b) Preservation of Corporate Existence. Such Seller will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications reasonably could be expected to have a Material Adverse Effect.

                 (c) Receivables Reviews. Such Seller shall, during regular business hours upon not less than two Business Days' prior notice, permit Buyer and its agents or representatives, at the expense of such Seller, (i) to examine and make copies of and abstracts from, and to conduct accounting reviews of, all Records in the possession or under the control of such Seller relating to the Receivables or Related Assets generated by such Seller, and
        (ii) to visit the offices and properties of such Seller for the purpose of examining the materials described in clause (i) above, and to discuss matters relating to any Receivables or any Related Assets of such Seller or such Seller's performance hereunder with any of the Authorized Officers of such Seller or, with the prior consent of an Authorized Officer of such Seller, with employees of such Seller having knowledge of such matters (the examinations set forth in the foregoing clauses (i) and (ii) being herein called a "Seller Receivables Review"). Buyer and its agents or representatives shall be entitled to conduct Seller Receivables Reviews whenever Buyer, in its reasonable judgment, deems it appropriate; provided, that prior to the occurrence and continuance of an Early Amortization Event or an Unmatured Early Amortization Event or during the period in which the most recent quarterly servicing report delivered pursuant to Section

        3.7 of the Pooling Agreement discloses a material exception, Buyer (or its agent or representative) shall give such Seller at least one Business Day's prior notice of any Seller Receivables Review, and Buyer shall have the right to request a Seller Receivables Review not more than three times in any calendar year.

                 (d) Keeping of Records and Books of Account. Such Seller shall maintain and implement administrative and operating procedures (including an ability to recreate records evidencing its Receivables and Related Assets in the event of the destruction of the originals thereof), and shall keep and maintain all documents, books, records and other information that, in the reasonable determination of Buyer and the Trustee, are necessary or advisable in accordance with prudent industry practice and custom for transactions of this type for the collection of all Receivables and the Related Assets. Upon the reasonable request of Buyer made at any time after the occurrence and continuance of a Servicer Default, such Seller will deliver copies of all books and records maintained pursuant to this subsection to the Trustee. Such Seller shall maintain at all times accurate and complete books, records and accounts relating to the Receivables, Related Assets and Contracts and all Collections thereon in which timely entries shall be made. Such books and records shall be marked to indicate the sales (and, in the case of ICP and ICPPC, contributions) of all Receivables and Related Assets hereunder and shall include (i) all payments received and all credits and extensions granted with respect to the Receivables and (ii) the return, rejection, repossession or stoppage in transit of any merchandise, the sale of which has given rise to a Receivable that has been purchased by or contributed to Buyer.

                 (e) Performance and Compliance with Receivables and Contracts. Such Seller will, at its expense, timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts of such Seller related to the Receivables and Related Assets, in each case to the extent failure to perform or comply reasonably could be expected to have a Material Adverse Effect.

                 (f) Location of Records and Offices. Such Seller will keep its principal place of business and chief executive office, and the offices where it keeps all Records related to the Receivables and the Related Assets (and all original documents relating thereto), at the addresses referred to in Schedule 3 or, upon not less than 30 days' prior written notice given by such Seller to Buyer, the Trustee, the Rating Agencies and each Required Person at such other locations in jurisdictions where all action required by Section 7.3 shall have been taken and completed.

                 (g) Credit and Collection Policies. Such Seller will comply with its Credit and Collection Policy in regard to each Receivable of such Seller and the Related Assets and the Contracts related to each such Receivable.

                 (h) Separate Existence of Buyer. Such Seller hereby acknowledges that the Trustee, on behalf of the Trust, is entering into the transactions contemplated by the Transaction Documents in reliance upon Buyer's identity as a legal entity separate from such Seller and the other Related Persons. Therefore, from and after the date hereof until the first day following the Purchase Termination Date on which all Obligations shall have been fully paid and performed and the Invested Amount for each Series shall have been reduced to zero, such Seller will, and will cause each other Related Person to, take all reasonable steps to continue their respective identities as separate legal entities and to make it apparent to third Persons that each is an entity with assets and liabilities distinct from those of Buyer and that Buyer is not a division of the Servicer, such Seller, ICP or any other Person. Without limiting the foregoing, ICP and each Seller will, and will cause each other ICP Person to, operate, conduct their respective businesses and otherwise act in a manner which is consistent with the factual assumptions in each Bankruptcy Opinion for each Series.

                 (i) Payment Instructions to Obligors. Such Seller will instruct all Obligors to submit all payments either (i) to one of the lockboxes maintained at the Lockbox Banks for deposit in a Lockbox Account or (ii) directly to one of the Lockbox Accounts.

                 (j) Segregation of Collections. Such Seller shall use best efforts to minimize the deposit of any funds other than Collections into any of the Lockbox Accounts and, to the extent that any such funds nevertheless are deposited into any of the Lockbox Accounts, shall promptly identify any such funds, or shall cause the funds to be so identified, to Buyer, the Servicer, the Trustee and each Required Person (following which notice, Buyer shall use best efforts to cause the Servicer to return all the funds to such Seller).

                 (k) Identification of Eligible Receivables. Such Seller will (i) establish and maintain such procedures as are necessary for determining no less frequently than each Business Day whether each Receivable qualifies as an Eligible Receivable, and for identifying, on any Business Day, all Receivables to be sold on that date that are not Eligible Receivables, and (ii) except as permitted in Section 3.5(c) of the Pooling Agreement, notify
        Buyer prior to the occurrence of a Purchase (and, in the case of ICP and ICPPC, before a contribution of Receivables and Related Assets) if a Receivable to be sold or contributed hereunder will, to such Seller's knowledge, not be an Eligible Receivable as of the date of such Purchase or contribution.

                 (l) Accuracy of Information. All written information furnished on and after the First Issuance Date by or on behalf of such Seller to Buyer, the Servicer or the Trustee pursuant to or in connection with any Transaction Document or any transaction contemplated herein or therein shall not contain any untrue statement of a material fact or omit to state material facts necessary to make the statements made not misleading, in each case on the date the statement was made and in light of the circumstances under which the statements were made or the information was furnished.

                 (m) Taxes. Such Seller shall file or cause to be filed, and cause each Person with whom it shares consolidated tax liability to file, all Federal, state and local tax returns (foreign or domestic, federal, state, province, territory or local) and reports required by law to have been filed by it (except where the failure to file such returns or reports reasonably could not be expected to have a Material Adverse Effect) and pay or cause to be paid all taxes, assessments and governmental charges which are due and payable by it (including any obligation, as agent or otherwise, to pay or remit any goods and services tax) except any such taxes or assessments the validity of which are being contested in good faith by appropriate proceedings and with respect to which such Seller shall have set aside adequate reserves on its books in accordance with GAAP and which proceedings reasonably could not be expected to have a Material Adverse Effect.

                 (n) Software Licenses. Such Seller shall cause all software licenses or similar agreements used by the Sellers or Servicer in the origination or servicing of Receivables to expressly permit use by any Successor Servicer of the materials subject to such licenses or agreements.

        SECTION 6.2 Reporting Requirements. From the First Issuance Date until the first day following the Purchase Termination Date on which all Obligations of the Sellers shall have been finally and fully paid and performed and the Invested Amount for each Series shall have been reduced to zero, such Seller agrees that it will, unless Buyer and the Trustee shall otherwise give prior written consent, and (with respect to the notices described below in subsections (c) and (d)) unless the Modification Condition has been satisfied, furnish to Buyer, the Trustee and each Required Person (and in the case of the notices described below in subsections (c), (d) and (f), to the Rating Agencies):

                 (a) Quarterly Financial Statements. Within 45 days after the end of each of the first three fiscal quarters of each fiscal year of ICP, copies of the unaudited consolidated balance sheets of ICP and its consolidated Subsidiaries as at the end of the fiscal quarter and the related unaudited statements of earnings and cash flows, in each case for the fiscal quarter and for the period from the beginning of the fiscal year through the end of such fiscal quarter, prepared in accordance with GAAP consistently applied throughout the periods reflected therein and certified (subject to year end adjustments and the omission of footnotes) by the chief financial officer or chief accounting officer of ICP,

                 (b) Annual Financial Statements. As soon as possible and in any event within 90 days after the end of each fiscal year of ICP, a copy of the audited consolidated balance sheet of ICP and its consolidated Subsidiaries as at the end of the fiscal year and the related statements of earnings, stockholders' equity and cash flows of ICP and its consolidated Subsidiaries for the fiscal year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year and prepared in accordance with GAAP consistently applied throughout the periods reflected therein, certified, without Impermissible Qualification, by Coopers & Lybrand L.L.P. (or such other independent certified public accountants of a nationally recognized standing in the United States of America as shall be selected by ICP),

                 (c) Early Amortization Events. As soon as possible, and in any event within two Business Days after any officer of such Seller has obtained knowledge of the occurrence of any Early Amortization Event or any Unmatured Early Amortization Event, a written statement of an Authorized Officer of such Seller describing the event and the action that such Seller proposes to take with respect thereto, in each case in reasonable detail,

                 (d) Material Adverse Effect. As soon as possible and in any event within two Business Days after any officer of such Seller has knowledge thereof, written notice that describes in reasonable detail any event or occurrence that, individually or in the aggregate for all such events or occurrences, has had, or reasonably could be expected to have, a Material Adverse Effect,

                 (e) Proceedings. As soon as possible and in any event within two Business Days after any officer of such Seller has knowledge thereof, written notice of (i) any litigation, investigation or proceeding of the type described in Section 5.1(f) not previously disclosed to Buyer and (ii) any judgment, settlement or other final disposition with respect to any such previously disclosed litigation, investigation or proceeding, and

                 (f) Other. Promptly, from time to time, (i) such other information, documents, records or reports respecting the Receivables or the Related Assets or (ii) such other publicly available information respecting the condition or operations, financial or otherwise, of such Seller, in each case as Buyer may from time to time reasonably request in order to protect the interests of Buyer, the Trustee or the Certificateholders under or as contemplated by this Agreement.

        SECTION 6.3 Negative Covenants. From the First Issuance Date until the first day following the Purchase Termination Date on which all Obligations of the Sellers shall have been finally and fully paid and performed and the Invested Amount for each Series shall have been reduced to zero, unless Buyer and the Trustee shall otherwise give prior written consent, each Seller hereby agrees that it will perform the covenants and agreements set forth in this section.

                 (a) Sales, Liens, Etc. Except as otherwise provided herein or in the Pooling Agreement, such Seller will not (i)(A) sell, assign (by operation of law or otherwise) or otherwise transfer to any Person, (B) pledge any interest in, (C) grant, create, incur, assume or permit to exist any Adverse Claim (other than Permitted Adverse Claims) to or in favor of any Person upon or with respect to, or (D) cause to be filed any Public Notice relating to perfection with respect to, any Transferred Asset or any Contract related to any Receivable, or upon or with respect to any lockbox or account to which any Collections of any such Receivable or any Related Assets are sent or any interest therein, or (ii) assign to any Person any right to receive income from or in respect of any of the foregoing.

                 In the event that such Seller fails to keep any Specified Assets free and clear of any Adverse Claim (other than a Permitted Adverse Claim, any Adverse Claims arising hereunder, and other Adverse Claims permitted by any other Transaction Document), Buyer may (without limiting its other rights with respect to such Seller's breach of its obligations hereunder) make reasonable expenditures necessary to release the Adverse Claim. Buyer shall be entitled to indemnification for any such expenditures pursuant to the indemnification provisions of
        Article IX. Alternatively, Buyer may deduct such expenditures as an offset to the Purchase Price owed to such Seller hereunder.

                 Such Seller will not pledge or grant any security interest in its inventory, the Buyer Note or its ownership interest in Buyer unless (i) prior to any pledge or grant such Seller, Buyer, the Trustee and the Person for whose benefits the pledge or grant is being made have entered into an Intercreditor Agreement and (ii) the Modification Condition has been satisfied; provided that the continuing existence of that certain security interest previously granted by ICP in favor of The Toronto Dominion Bank in certain inventory of ICP (but no Specified Assets (including, without limitation, any Related Security)) shall not be a breach of the covenant contained in this paragraph.

                 (b) Extension or Amendment of Receivables; Change in Credit and Collection Policy or Contracts. Such Seller will not,
        (i) without the prior written consent of Buyer and the Trustee, extend, amend or otherwise modify the terms of any Receivable or Contract in a manner that reasonably could be expected to have a Material Adverse Effect or (ii) change the terms and provisions of the Credit and Collection Policy in any material respect unless (x) with respect to collection policies, the change is made with the prior written approval of the Trustee and Buyer and the Modification Condition is satisfied with respect thereto, (y) with respect to collection procedures, the change is made with prior written notice to the Trustee, Buyer and each Required Person and no Material Adverse Effect would result and (z) with respect to accounting policies relating to Receivables that have become Write-Offs, the change is made in accordance with GAAP.

                 (c) Change in Payment Instructions to Obligors. Such Seller will not (i) add or terminate any bank as an Account Bank from those listed in the letter referred to in Section 5.1(o) unless, prior to any such addition or termination, Buyer, the Trustee, the Rating Agencies and the Required Persons shall have received not less than ten Business Days' prior written notice of the addition or termination and, not less than ten Business Days prior to the effective date of any such proposed addition or termination, Buyer and the Trustee shall have received (A) counterparts of the applicable type of Account Agreement with each new Account Bank, duly executed by such new Account Bank and all other parties thereto, and (B) copies of all other agreements and documents signed by the Account Bank and such other parties with respect to any new Bank Account, all of which agreements and documents shall be reasonably satisfactory in form and substance to Buyer and the Trustee, or (ii) make any change in its instructions to Obligors, given in accordance with Section 5.1(o), regarding payments to be made to such Seller or payments to be made to any Account Bank, other than changes in the instructions that direct Obligors to make payments to another Bank Account at such Account Bank or another Account Bank or to the Master Collection Account.

                 (d)   Mergers, Acquisitions, Sales, etc.  Except for
        (i) mergers or consolidations in which such Seller is the surviving Person, (ii) mergers or consolidations of a Subsidiary of ICP into such Seller or (iii) mergers or consolidations in which the surviving Person expressly assumes the performance of this Agreement and the Modification Condition shall have been satisfied with respect to the consolidation or merger, such Seller will not be a constituent corporation to any merger or consolidation. Such Seller will give the Rating Agencies, the Trustee and each Required Person written notice of any such permitted merger or consolidation promptly following completion thereof. Unless the Modification Condition is satisfied, such Seller will not, directly or indirectly, transfer, assign, convey or lease, whether in one transaction or in a series of transactions, all or substantially all of its assets or sell or assign, with or without recourse, any Receivables or Related Assets, in each case other than pursuant to this Agreement.

                 (e) Change in Name. Such Seller will not (i) change its corporate name or (ii) change the name under or by which it does business in any manner that would or may make any Public Notice filed by such Seller in accordance herewith seriously misleading within the meaning of Section 9-402(7) of an applicable enactment of the UCC, in each case unless such Seller shall have given Buyer, the Servicer, the Trustee, the Rating Agencies and each Required Person 30 days' prior written notice thereof and unless, prior to any change in name, such Seller shall have taken and completed all action required by Section 7.3.

                 (f) Certificate of Limited Partnership. ICP will not cause or permit Buyer to amend its Certificate of Limited
        Partnership or partnership agreement without the prior written consent of the Required Persons.

                 (g) Amendments to Transaction Documents. Such Seller will not amend or otherwise modify or supplement any Transaction Document to which it is a party unless (i) Buyer and the Trustee shall have given prior written consent to each amendment, modification or supplement and (ii) the Modification Condition shall have been satisfied.

                 (h) Accounting for Purchases. Such Seller shall prepare its financial statements in accordance with GAAP, and any financial statements that are made publicly available and which are consolidated to include Buyer will contain footnotes stating that such Seller has sold or contributed its Receivables to Buyer and that the assets of Buyer will not be available to ICP and its Subsidiaries (other than Buyer) unless Buyer's liabilities have been paid in full. Such Seller shall not prepare any financial statements that account for the transactions contemplated in this Agreement in any manner other than as a sale or contribution of Specified Assets by such Seller to Buyer, or in any other respect account for or treat the transactions contemplated in this Agreement (including but not limited to accounting and, where taxes are not consolidated, for tax reporting purposes) in any manner other than as a sale or contribution of Specified Assets by such Seller to Buyer.

                 (i)  Discretionary Returns and Terminations of
        Distributors. Such Seller will not allow any Discretionary Returns or exercise its right to terminate a Distributor under a Distributor Agreement unless it has complied with the provisions of Section 3.2(k) of the Pooling Agreement.

                                ARTICLE VII
                   ADDITIONAL RIGHTS AND OBLIGATIONS IN
                      RESPECT OF THE SPECIFIED ASSETS

        SECTION 7.1 Rights of Buyer. (a) Subject to Section 7.4(b), each Seller hereby authorizes Buyer, the Servicer and/or their respective designees to take any and all steps in such Seller's name and on behalf of such Seller that Buyer, the Servicer and/or their respective designees determine are reasonably necessary or appropriate to collect all amounts due under any and all Specified Assets, including endorsing the name of such Seller on checks and other instruments representing Collections and enforcing such Seller's rights under such Specified Assets.

        (b) Except as set forth in Section 3.1 with respect to payments that Buyer shall have received on account of Seller Noncomplying Receivables that had been the subject of an earlier Seller Noncomplying Receivables Adjustment, Buyer shall have no obligation to account for any Specified Asset to any Seller. Buyer shall have no obligation to account for, or to return Collections, or any interest or other finance charge collected pursuant thereto, to any Seller, irrespective of whether such Collections and charges are in excess of the Purchase Price for the Purchased Assets.

        (c) Buyer shall have the unrestricted right to further assign, transfer, deliver, hypothecate, subdivide or otherwise deal with the Specified Assets, and all of Buyer's right, title and interest in, to and under this Agreement, on whatever terms Buyer shall determine, pursuant to the Pooling Agreement or otherwise.

        (d) Buyer shall have the sole right to retain any gains or profits created by buying, selling or holding the Specified Assets and shall have the sole risk of and responsibility for losses or damages created by such buying, selling or holding.

        SECTION 7.2 Responsibilities of the Sellers. Anything herein to the contrary notwithstanding, each Seller hereby agrees:

                 (a) to deliver directly to the Servicer (for Buyer's account), within two Business Days after receipt thereof, any Collections that it receives, in the form so received, and agrees that all such Collections shall be deemed to be received in trust for Buyer and shall be maintained and segregated separate and apart from all other funds and moneys of such Seller until delivery of such Collections to the Servicer,

                 (b) to perform all of its obligations hereunder and under the Contracts at least to the same extent as if the Receivables had not been sold hereunder, and the exercise by Buyer or its designee or assignee of Buyer's rights hereunder or in connection herewith shall not relieve such Seller from any of its obligations under the Contracts or Related Assets related to the Receivables,

                 (c) that it hereby grants to Buyer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of such Seller all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Seller or transmitted or received by Buyer (whether or not from such Seller) in connection with any Transferred Asset, and

                 (d) to the extent that such Seller does not own the computer software that such Seller uses to account for Receivables, such Seller shall provide Buyer, any Successor Servicer and the Trustee with such licenses, sublicenses and/or assignments of contracts as Buyer, such Successor Servicer or the Trustee shall require with regard to all services and computer hardware or software used by such Seller that relate to the servicing of the Specified Assets.

        SECTION 7.3 Further Action Evidencing Purchases. Each Seller agrees that from time to time, at its expense, it will promptly, upon reasonable request by Buyer, Servicer or Trustee, execute and deliver all further instruments and documents, and take all further action, in order to perfect, protect or more fully evidence the Purchase by Buyer or contribution to Buyer of the Receivables and the Related Assets under this Agreement (as applicable), or to enable Buyer to exercise or enforce any of its rights under any Transaction Document. Each Seller further agrees that from time to time, at its expense, it will promptly, upon request, take all action that Buyer, the Servicer or the Trustee may reasonably request in order to perfect, protect or more fully evidence the Purchase or contribution of the Receivables and the Related

Assets or to enable Buyer or the Trustee (as the assignee of Buyer) to exercise or enforce any of its rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, upon the request of Buyer or the Trustee, each Seller will:

                 (a) execute and file such Public Notices and such other instruments or notices, as Buyer or the Trustee may reasonably determine to be necessary or appropriate, and

                 (b) mark the master data processing records evidencing the Receivables with the following legend:

                 "THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P. ("BUYER") PURSUANT TO A RECEIVABLES PURCHASE AGREEMENT, DATED AS OF JULY 25, 1996, AMONG INTER-CITY PRODUCTS CORPORATION (USA), CERTAIN OF ITS SUBSIDIARIES AND BUYER; AND SUCH RECEIVABLES HAVE BEEN TRANSFERRED TO THE INTER-CITY PRODUCTS MASTER TRUST PURSUANT TO A POOLING AND SERVICING AGREEMENT, DATED AS OF THE SAME DATE, AMONG BUYER, AS TRANSFEROR, INTER-CITY PRODUCTS CORPORATION (USA) AS THE INITIAL SERVICER, AND LASALLE NATIONAL BANK, AS TRUSTEE."

        Each Seller hereby authorizes Buyer or its designee to file one or more Public Notices relative to all or any of the Receivables and Related Assets of such Seller, in each case whether now existing or hereafter generated by such Seller. Except for material performance obligations of such Seller to any Obligor hereunder or under any of the Contracts, if (i) such Seller fails to perform any of its agreements or obligations under this Agreement and does not remedy the failure within the applicable cure period, if any, and (ii) Buyer in good faith reasonably believes that the performance of such agreements and obligations is necessary or appropriate to protect its interests under this Agreement, then Buyer or its designee may (but shall not be required to) perform, or cause performance of, such agreement or obligation and the reasonable expenses of Buyer or its designee or assignee incurred in connection with such performance shall be payable by such Seller as provided in Section 9.1.

        SECTION 7.4 Collection of Receivables; Rights of Buyer and Its Assignees. (a) Each Seller hereby transfers to the Trustee (as transferee of Buyer's interest in the Specified Assets) the ownership of, and the exclusive dominion and control over, each of the Bank Accounts and all related lockboxes owned by such Seller, and such Seller hereby agrees to take any further action that Buyer or the Trustee may reasonably request in order to effect or complete the transfer. Each Seller further agrees to use best efforts to prevent funds other than proceeds of the Specified Assets from being deposited in any Bank Account.

        (b) Buyer may, at any time after an Early Amortization Event or Servicer Default, direct the Obligors of Receivables, or any of them, to pay all amounts payable under any Transferred Asset directly to the Trustee or its designees. Furthermore, each Seller shall, at the request of Buyer and at such Seller's expense, promptly give notice of the Trust's interest in the Receivables of the Obligor and the Related Assets to each such Obligor and direct that payments be made directly to the Trustee or its designee, which notice shall be acceptable in form and substance to Buyer. In addition, each Seller hereby authorizes Buyer to take any and all steps in such Seller's name and on its behalf that are necessary or desirable, in the reasonable determination of Buyer, to collect all amounts due under any and all Specified Assets, including endorsing such Seller's name on checks and other instruments representing Collections and enforcing the Specified Assets and the Contracts related to the Receivables. The Trustee may exercise any of the foregoing rights in the place of Buyer (as assignee or otherwise) at any time following the designation of a Servicer other than the Initial Servicer pursuant to
Section 10.2 of the Pooling Agreement.

        (c) At any time when (i) an Early Amortization Event shall have occurred and remain continuing or (ii) a Servicer other than the Initial Servicer has been designated pursuant to Section 10.2 of the Pooling Agreement, each Seller shall, at Buyer's request, assemble all of the Records that evidence the Receivables and Related Assets originated by such Seller, or that are otherwise necessary or desirable to collect the Receivables or Related Assets, and make the same available to Buyer or the Trustee at a place selected by the Trustee or its designee.

                               ARTICLE VIII
                                TERMINATION

        SECTION 8.1 Automatic Termination. (a) This Agreement shall terminate on the date on which the Pooling Agreement terminates in accordance with its terms. Notwithstanding anything to the contrary in this Agreement, if, at any time prior to such date, an event specified in the definition of Bankruptcy Event occurs (without regard to the 60 day grace period specified in paragraph (a) of that definition), then on and after the date on which such bankruptcy proceeding is filed until the dismissal of the proceeding Buyer shall not purchase Receivables and Related Assets from such Seller.

        (b) If the Internal Revenue Service or the PBGC files one or more Tax or ERISA Liens against the assets of any Seller or Buyer (including Receivables), then (unless such liens are removed and the Modification Condition is satisfied) Buyer shall not purchase any Receivables or Related Assets from such Seller (or from any Seller if such Lien is filed against Buyer).

                                ARTICLE IX
                              INDEMNIFICATION

        SECTION 9.1 Indemnities by the Sellers. Without limiting any other rights that any RPA Indemnified Party (as defined below) may have hereunder or under applicable law, each Seller agrees to indemnify Buyer, each of its successors, permitted transferees and assigns, and all officers, directors, shareholders, controlling Persons, employees and agents of any of the foregoing (each of the foregoing Persons being individually called a "RPA Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims (whether on account of settlements or otherwise), judgments, liabilities and related reasonable costs and expenses (including reasonable attorneys' fees and disbursements) awarded against or incurred by any of them arising out of, in connection with, or as a result of any of the following (all of the foregoing being collectively called "RPA Indemnified Losses"):

                 (a) any representation or warranty by such Seller (or any of its Authorized Officers) under any of the Transaction Documents, any Monthly Report, any Daily Report or any other information or report delivered by or on behalf of such Seller or the Servicer with respect to such Seller or the Receivables or Related Assets originated by such Seller (including without limitation any representation, warranty, information or report relied upon by Buyer in connection with the offering or sale of any Certificate), that contained any untrue statement or omitted to state facts necessary to make the statements not misleading when made,

                 (b) the failure by such Seller to comply with any applicable law, rule or regulation with respect to any Receivable or any Related Asset or to comply with any Contract related thereto, or the nonconformity of any Receivable, the related Contract or any Related Assets with any such applicable law, rule or regulation,

                 (c) the failure to vest and maintain vested in Buyer a first priority perfected ownership interest in the Receivables originated by such Seller and the Related Assets, free and clear of any Adverse Claim (other than an Adverse Claim created in favor of Buyer pursuant to this Agreement or in favor of the Trustee pursuant to the Pooling Agreement), whether existing at the time of the sale of such Receivable or at any time thereafter and without regard to whether such Adverse Claim was a Permitted Adverse Claim,

                 (d) any failure of such Seller to perform its duties or obligations in accordance with the provisions of the Transaction Documents,

                 (e) any products liability claim, personal injury or property damage suit, environmental liability claim or any other claim or action by a party other than Buyer of whatever sort, whether sounding in tort, contract or any other legal theory, arising out of or in connection with the goods or services that are the subject of any Specified Assets with respect thereto,

                 (f) the failure to file, or any delay in filing, any Public Notice with respect to any Specified Assets, whether at the time of any sale or at any subsequent time,

                 (g) any dispute, claim, offset or defense (other than the discharge in bankruptcy) of an Obligor to the payment of any Receivable originated by such Seller or Related Asset, or purported Receivable or Related Asset, including a defense based on such Receivable's or the related Contract's not being a legal, valid and binding obligation of the Obligor enforceable against it in accordance with its terms, and

                 (h) any tax or governmental fee or charge (other than franchise taxes and taxes on or measured by the net income of Buyer or any of its assignees), all interest and penalties thereon or with respect thereto, and all reasonable out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, that may arise by reason of the purchase or ownership of the Receivables originated by such Seller or any Related Asset connected with any such Receivables.

Notwithstanding the foregoing (and with respect to clause (ii) below, without prejudice to the rights that Buyer may have pursuant to the other provisions of this Agreement or the provisions of any of the other Transaction Documents), in no event shall any RPA Indemnified Party be indemnified for any RPA Indemnified Losses (i) resulting from gross negligence or willful misconduct on the part of the RPA Indemnified Party,
(ii) to the extent the same includes losses in respect of Receivables and reimbursement therefor that would constitute credit recourse to such Seller for the amount of any Receivable or Related Asset not paid by the related Obligor, (iii) to the extent the same are or result from lost profits (other than any breakage amounts or early termination amounts owed to any RPA Indemnified Party) or (iv) to the extent the same are or result from taxes on or measured by the net income of the RPA Indemnified Party.

        If for any reason the indemnification provided above in this section is unavailable to a RPA Indemnified Party or is insufficient to hold a RPA Indemnified Party harmless, then such Seller shall contribute to the maximum amount payable or paid to the RPA Indemnified Party as a result of the loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the RPA Indemnified Party on the one hand and such Seller on the other hand, but also the relative fault of the RPA Indemnified Party (if any) and such Seller and any other relevant equitable considerations.

                                 ARTICLE X
                               MISCELLANEOUS

        SECTION 10.1 Amendments; Waivers, Etc. (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and signed by Buyer and each Seller (with respect to an amendment) or by Buyer (with respect to a waiver or consent by it) and, in the case of any amendment, modification or waiver, to the extent provided in Section 7.2(k) of the Pooling Agreement, by the Trustee and each Required Person, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement shall not be amended unless Buyer shall have delivered the proposed amendment to the Rating Agencies at least ten Business Days (or such shorter period as shall be acceptable to each of them) prior to the execution and delivery thereof and the Modification Condition has been satisfied with respect to such amendment.

        (b) No failure or delay on the part of Buyer, any RPA Indemnified Party, the Trustee or any other third party beneficiary referred to in Section 10.11(a) in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any Seller in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by Buyer, the Trustee or any Required Person under this Agreement shall, except as may otherwise be stated in the waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

        SECTION 10.2 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, by facsimile or by overnight courier, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by the party in a written notice to the other parties hereto given in accordance with this section. Copies of all notices and other communications provided for hereunder shall be delivered to the Trustee, the Rating Agencies and any Required Person at their respective addresses for notices set forth in the Pooling Agreement. All notices and communications provided for hereunder shall be effective, (a) if personally delivered, when received, (b) if sent by certified mail, four Business Days after having been deposited in the mail, postage prepaid and properly addressed, (c) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means and (d) if sent by overnight courier, two Business Days after having been given to the courier unless sooner received by the addressee.

        SECTION 10.3 Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each Seller hereby authorizes Buyer, at any time and from time to time, to the fullest extent permitted by law, to set-off, against any Obligations of any Seller to Buyer that are then due and payable or that are not then due and payable from a Seller to Buyer but have then accrued, any and all indebtedness or other obligations at any time owing to any Seller by Buyer to or for the credit or the account of any Seller or that are not then due and payable from Buyer to a Seller but have then accrued.

        SECTION 10.4 Binding Effect; Assignability; Survival of Provisions. This Agreement shall be binding upon and inure to the benefit of Buyer and the Sellers and their respective successors and permitted assigns (including, in the case of the Buyer, the Trustee). No Seller may assign any of its rights hereunder or any interest herein without (i) the prior written consent of Buyer and the Trustee and (ii) the satisfaction of the Modification Condition. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the first date following the Purchase Termination Date, but not later than the date on which the Trust is terminated pursuant to Section 12.1 of the Pooling Agreement, on which all Obligations shall have been finally and fully paid and performed or such other time as the parties hereto shall agree and as to which the Trustee (at the direction of the Majority Investors) shall have given its prior written consent, which consent shall not be unreasonably withheld or delayed. The rights and remedies with respect to any breach of any representation and warranty made by a Seller pursuant to Article V and the indemnification and payment provisions of Article IX and Section 10.6 shall be continuing and shall survive any termination of this Agreement.

        SECTION 10.5 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT (I) WITH RESPECT TO EACH SELLER, TO THE EXTENT THAT THE PERFECTION AND THE EFFECT OF PERFECTION OR NONPERFECTION OF THE SECURITY INTERESTS OF BUYER IN THE RECEIVABLES AND THE RELATED ASSETS OF SUCH SELLER ARE GOVERNED BY THE LAWS OF A JURISDICTION (SUCH SELLER'S "HOME STATE") OTHER THAN THE STATE OF NEW YORK AND (II) WITH RESPECT TO EACH SELLER THE CREATION OF SUCH SECURITY INTERESTS OF BUYER SHALL BE GOVERNED BY THE LAWS OF SUCH SELLER'S HOME STATE.

        SECTION 10.6 Costs, Expenses and Taxes. In addition to the obligations of the Sellers under Article IX, the Sellers agree jointly and severally to pay on demand:

                 (a) all reasonable out-of-pocket and other costs and expenses in connection with the enforcement of this Agreement, the Seller Assignment Certificates or the other Transaction Documents by Buyer or any successor in interest to Buyer, and

                 (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, and the filing and recording, of this

        Agreement or the other Transaction Documents, and agrees to indemnify each RPA Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay the taxes and fees.

        SECTION 10.7 Submission to Jurisdiction. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in the City of New York, New York over any action or proceeding arising out of or relating to the Transaction Documents, and hereby (A) irrevocably agrees that all claims in respect of the action or proceeding may be heard and determined in the state or Federal court, (B) irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of the action or proceeding, and (C) irrevocably consents to the service of any and all process in any action or proceeding by the mailing of copies of the process to Buyer or a Seller (as applicable) at its address specified herein.

        Nothing in this section shall affect the right of any party hereto to serve legal process in any other manner permitted by law or affect the right of any party hereto to bring any action or proceeding against the other party or any of its properties in the courts of any other jurisdiction.

        SECTION 10.8 Waiver of Jury Trial. Each party hereto waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to the Transaction Documents or any amendment, instrument, document or agreement delivered or that may in the future be delivered in connection therewith or arising from any course of conduct, course of dealing, statements (whether verbal or written), actions of either of the parties hereto or any other relationship existing in connection with the Transaction Documents, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

        SECTION 10.9 Integration. This Agreement and the other Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall together constitute the entire agreement between the parties hereto with respect to the subject matter hereof and thereof, superseding all prior oral or written understandings.

        SECTION 10.10 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

        SECTION 10.11 Acknowledgment and Consent. (a) The Sellers acknowledge that, contemporaneously herewith, Buyer is selling, transferring, assigning, setting over and otherwise conveying to the Trust all of Buyer's right, title and interest in, to and under the Specified

Assets, this Agreement and all of the other Transaction Documents pursuant to Sections 2.1 and 2.4 of the Pooling Agreement. The Sellers hereby consent to the sale, transfer, assignment, set over and conveyance to the Trust by Buyer of all right, title and interest of Buyer in, to and under the Specified Assets, this Agreement and the other Transaction Documents, and all of Buyer's rights, remedies, powers and privileges, and all claims of Buyer against the Sellers, under or with respect to this Agreement and the other Transaction Documents (whether arising pursuant to the terms of this Agreement or otherwise available at law or in equity), including (i) the right of Buyer, at any time, to enforce this Agreement against the Sellers and the obligations of the Sellers hereunder, (ii) the right to appoint a successor to the Servicer at the times and upon the conditions set forth in the Pooling Agreement, and (iii) the right, at any time, to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement, any other Transaction Document or the obligations in respect of the Sellers thereunder to the same extent as Buyer may do. Each of the parties hereto acknowledges and agrees that the Trustee and the Trust are third party beneficiaries of the rights of Buyer arising hereunder and under the other Transaction Documents to which any Seller is a party except to the extent the Trustee's rights have been expressly limited hereunder. Each Seller hereby acknowledges and agrees that it has no claim to or interest in any of the Bank Accounts or the Trust Accounts.

        (b) The Sellers hereby agree to execute all agreements, instruments and documents, and to take all other action, that Buyer or the Trustee reasonably determines is necessary or appropriate to evidence its consent described in subsection (a) above. To the extent that Buyer, individually or through the Servicer, has granted or grants powers of attorney to the Trustee under the Pooling Agreement, the Sellers hereby grant a corresponding power of attorney on the same terms to Buyer. The Sellers hereby acknowledge and agree that Buyer, in all of its capacities, shall assign to the Trustee for the benefit of the Certificateholders the powers of attorney and other rights and interests granted by the Sellers to Buyer hereunder and agrees to cooperate fully with the Trustee in the exercise of the rights.

        SECTION 10.12 No Partnership or Joint Venture. Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture.

        SECTION 10.13 No Proceedings. Each Seller hereby agrees that it will not institute against Buyer or the Trust, or join any other Person in instituting against Buyer or the Trust, any insolvency proceeding (such as any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Investor Certificates issued by the Trust shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Investor Certificates shall have been outstanding. The foregoing shall not limit the right of a Seller to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted against Buyer or the Trust by any Person other than a Seller or any other Related Person (provided that no such action may be taken by a Seller until such proceeding has continued undismissed, unstayed and in effect for a period of 10 days).

        SECTION 10.14 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any of the other Transaction Documents shall for any reason whatsoever be held invalid, then the unenforceable covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement or the other Transaction Documents (as applicable) and shall in no way affect the validity or enforceability of the other provisions of this Agreement or any of the other Transaction Documents.

        SECTION 10.15 Recourse to Buyer. Except to the extent expressly provided otherwise in the Transaction Documents, the obligations of Buyer under the Transaction Documents to which it is a party are solely the obligations of Buyer. No recourse shall be had for payment of any fee payable by or other obligation of or claim against Buyer that arises out of any Transaction Document to which Buyer is a party against any director, officer or employee of Buyer. The provisions of this section shall survive the termination of this Agreement.

        [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              INTER-CITY PRODUCTS CORPORATION (USA),
                              as Seller


                              By: /s/ David P. Cain
                                ------------------------------------
                              Title: Senior Vice President

                              Address:     650 Heil-Quaker Boulevard
                                           Lewisburg, Tennessee 37091

                              Attention:   David Cain
                              Telephone:  (615) 270-4136
                              Facsimile:   (615) 270-4220


                              INTER-CITY PRODUCTS PARTNER CORPORATION,
                               as Seller

                              By:  /s/ David P. Cain
                                --------------------------------------
                              Title: Senior Vice President

                              Address:     650 Heil-Quaker Boulevard
                                           Lewisburg, Tennessee 37091

                              Attention:   David Cain
                              Telephone:  (615) 270-4136
                              Facsimile:   (615) 270-4220

                              GENERAL HEATING AND COOLING COMPANY,
                                as Seller

                              By:  /s/ David P. Cain
                                --------------------------------------
                              Title: Senior Vice President

                              Address:     650 Heil-Quaker Boulevard
                                           Lewisburg, Tennessee 37091

                              Attention:   David Cain
                              Telephone:  (615) 270-4136
                              Facsimile:   (615) 270-4220


                              COASTLINE DISTRIBUTION, INC., as Seller

                              By:  /s/ David P. Cain
                                --------------------------------------
                              Title: Senior Vice President

                              Address:     650 Heil-Quaker Boulevard
                                           Lewisburg, Tennessee 37091

                              Attention:   David Cain
                              Telephone:  (615) 270-4136
                              Facsimile:   (615) 270-4220


                              INTER-CITY PRODUCTS
                              RECEIVABLES COMPANY, L.P.,
                              as the Buyer

                              By: Inter-City Products Partner Corporation, its general partner


                              By:  /s/ David P. Cain
                                --------------------------------------
                              Title: Senior Vice President

                              Address:     650 Heil-Quaker Boulevard
                                           Lewisburg, Tennessee 37091

                              Attention:   David Cain
                              Telephone:  (615) 270-4136
                              Facsimile:   (615) 270-4220

                                 EXHIBIT A

                                                                EXHIBIT A
                                        to Receivables Purchase Agreement


                            FORM OF BUYER NOTE


                                                        ___________, 1996


        FOR VALUE RECEIVED, the undersigned, INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P., a Tennessee limited partnership ("Buyer"), promises to pay to _________________________, a ____________ corporation
(the "Seller" and together with its successors and assigns, the "Holder"), on the terms and subject to the conditions set forth in this promissory note (this "Note") and in the Receivables Purchase Agreement, dated as of July 25, 1996 (the "Agreement") among Buyer, Inter-City Products Corporation (USA), ("ICP") and certain of its Subsidiaries, an amount equal to the aggregate deferred Purchase Price owed by Buyer to the Seller pursuant to Article III of the Agreement. Such amount, as shown in the records of the Servicer, will be rebuttable presumptive evidence of the principal amount and interest owing under this Note.

        1. Purchase Agreement. This Note is a Buyer Note described in, and is subject to the terms and conditions set forth in, the Agreement. Reference is hereby made to the Agreement for a statement of certain other rights and obligations of Buyer and the Seller.

        2. Rules of Construction; Definitions. Certain rules of construction governing the interpretation of this Note are as set forth in Appendix A to the Pooling Agreement (as defined in the Agreement) and, except as otherwise specifically provided herein, capitalized terms used but not defined herein have the meanings ascribed to them in such Appendix
A. In addition, as used herein, the following terms have the following meanings:

                 "Bankruptcy Proceedings" means any dissolution, winding up, liquidation, readjustment, reorganization or other similar event relating to Buyer, whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency, receivership or other similar proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of Buyer or any sale of all or substantially all of the assets of Buyer; provided, however, that none of the following shall constitute a "Bankruptcy Proceeding" so long as no Bankruptcy Event shall have occurred with respect to the Buyer and is continuing: (i) the commencement of an amortization period, accumulation period or early amortization period, (ii) the allocation and distribution of Collections and other amounts during an amortization period, accumulation period or early amortization period in accordance with the terms of the Pooling Agreement and (iii) the liquidation, dissolution and winding up of Buyer during an amortization period, accumulation period or early amortization period in accordance with the Pooling Agreement after the termination of the Pooling Agreement in accordance with Section
        12.1 thereof.

                 "Final Maturity Date" means the date occurring one year and one day after the Final Scheduled Payment Date of the latest maturing Series from time to time outstanding.

                 "Highest Lawful Rate" has the meaning set forth in paragraph 9.

                 "Junior Liabilities" means all obligations of Buyer to the Holder under this Note.

                 "Reference Rate" means, with respect to any day occurring in a Calculation Period, the rate of interest publicly announced from time to time by the Trustee as its "reference rate" or "prime rate" and in effect on the first day of such Calculation Period, as determined by the Servicer.

                 "Senior Interests" means all obligations of Buyer to the Trustee or the Investor Certificateholders under or in connection with the Transaction Documents, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, including without limitation interest or other amounts due or to become due after an Event of Bankruptcy.

                 "Subordination Provisions" means, collectively, the provisions of paragraph 7.

        3. Interest. Subject to the Subordination Provisions, Buyer promises to pay interest on the aggregate unpaid principal amount of this Note outstanding on each day at an adjustable rate per annum equal to the Reference Rate in effect on such day.

        4. Interest Payment Dates. (a) Subject to the Subordination Provisions, Buyer shall pay accrued interest on this Note on each Distribution Date and on the Final Maturity Date. Buyer also shall pay accrued interest on the principal amount of each prepayment hereof on the date of such prepayment.

        (b) Notwithstanding the provisions of paragraph 4(a), in the event that on the date an interest payment is due hereunder the amount of funds available therefor pursuant to Section 3.3 of the Agreement is insufficient to pay any amount due pursuant to paragraph 4(a), then interest shall be payable only to the extent that funds are available therefor in accordance with Section 3.3 of the Agreement. All interest on this Note that is not paid when due pursuant to this paragraph shall be payable on the next date on which an interest payment on this Note is due and on which funds are available therefor pursuant to Section 3.3 of the Agreement, and all such unpaid interest shall accrue interest at the Reference Rate until paid in full.

        5. Basis of Computation. Interest accrued hereunder shall be computed for the actual number of days elapsed on the basis of a 360-day year.

        6. Principal Payment Dates. Subject to the Subordination Provisions, any unpaid principal of this Note shall only become due and payable on the Final Maturity Date. Subject to the Subordination Provisions, the principal amount of and accrued interest on this Note may be prepaid on any Business Day without premium or penalty; provided, that no prepayment shall be made by Buyer to the extent that such prepayment would result in a default in the payment of any other amount required to be paid by Buyer under any Transaction Document.

        7. Subordination Provisions. Buyer covenants and agrees, and the Holder, by its acceptance of this Note, likewise covenants and agrees, that the payment of all Junior Liabilities is hereby expressly subordinated in right of payment to the payment and performance of the Senior Interests to the extent and in the manner set forth in this paragraph:

                 (a) In the event of any Bankruptcy Proceeding, the Senior Interests shall first be paid and performed in full and in cash before the Holder shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities. In order to implement the foregoing: (i) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the Holder would be entitled except for this clause (a) shall be made directly to the Trustee (for the benefit of itself and the Investor Certificateholders), and (ii) if a Bankruptcy Proceeding has been commenced, the Holder shall promptly file a claim or claims, in the form required in any Bankruptcy Proceedings, for the full outstanding amount of the Junior Liabilities, and shall use commercially reasonable efforts to cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Trustee (for the benefit of itself and the Investor Certificateholders) until the Senior Interests shall have been paid and performed in full and in cash.

                 (b) In the event that the Holder receives any payment or other distribution of any kind or character from Buyer or from any other source whatsoever, in payment of the Junior Liabilities, after the commencement of any Bankruptcy Proceeding, such payment or other distribution shall be received in trust for the Trustee and the Investor Certificateholders and shall be turned over by the Holder to the Trustee forthwith.

                 (c) Upon the date that is a year and a day after the final payment in full and in cash of all Senior Interests, the Holder shall be subrogated to the rights of the Trustee and the Investor Certificateholders to receive payments or distributions from Buyer that are applicable to the Senior Interests until the Junior Liabilities are paid in full.

                 (d) These Subordination Provisions are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the Trustee and the Investor Certificateholders on the other hand. Nothing contained in these Subordination

        Provisions or elsewhere in this Note is intended to or shall impair, as between Buyer, its creditors (other than the Trustee and the Investor Certificateholders) and the Holder, Buyer's obligation, which is unconditional and absolute, to pay the Junior Liabilities as and when the same shall become due and payable in accordance with the terms hereof and of the Agreement or to affect the relative rights of the Holder and creditors of Buyer (other than the Trustee and the Investor Certificateholders).

                 (e) Except as otherwise permitted in Section 10.4 of the Agreement, the Holder shall not, until the Senior Interests have been finally paid and performed in full and in cash, (i) cancel, waive, forgive, transfer or assign, or commence legal proceedings to enforce or collect, or subordinate to any obligation of Buyer (other than to the Senior Interests), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, the Junior Liabilities or any rights in respect hereof or (ii) convert the Junior Liabilities into an equity interest in Buyer, unless, in the case of each of clauses
        (i) and (ii), the Holder shall have received the prior written consent of the Trustee in each case.

                 (f) The Holder shall not, without the advance written consent of the Trustee, commence, or join with any other Person in commencing, any Bankruptcy Proceedings with respect to Buyer until at least one year and one day shall have passed after the Senior Interests shall have been finally paid and performed in full and in cash; provided, however, that the Holder shall at all times have the right to file any claim in or otherwise take any action with respect to any insolvency proceeding instituted against Buyer by any Person other than the Holder or any other Related Person (provided that no such action may be taken by the Holder until such proceeding has continued undismissed, unstayed and in effect for a period of 10 days).

                 (g) If, at any time, any payment (in whole or in part) made with respect to any Senior Interest is rescinded or must be restored or returned by a Certificateholder (whether in connection with any Bankruptcy Proceedings or otherwise), these Subordination Provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made.

                 (h)  Each of the Trustee and the Investor
        Certificateholders may, from time to time, in its sole discretion, without notice to the Holder, and without waiving any of its rights under these Subordination Provisions, take any or all of the following actions: (i) retain or obtain an interest in any property to secure any of the Senior Interests, (ii) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Interests,
        (iii) extend or renew for one or more periods (whether or not longer than the original period), alter, increase or exchange any of the Senior Interests, or release or compromise any obligation of any nature with respect to any of the Senior Interests, (iv) amend, supplement, amend and restate, or otherwise modify any Transaction Document to which it is a party, and (v) release its security interest in, or surrender, release or permit any substitution or exchange for all or any part of any rights or property securing any of the Senior Interests, or extend or renew for one or more periods (whether or not longer than the original period), or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such rights or property.

                 (i) The Holder hereby waives: (i) notice of acceptance of these Subordination Provisions by the Trustee or any of the Investor Certificateholders, (ii) notice of the existence, creation, non-payment or non-performance of all or any of the Senior Interests, and (iii) all diligence in enforcement, collection or protection of, or realization upon, the Senior Interests, or any thereof, or any security therefor.

                 (j) These Subordination Provisions constitute a continuing offer from Buyer to all Persons who become the holders of, or who continue to hold, Senior Interests, and these Subordination Provisions are made for the benefit of the Trustee and the Investor Certificateholders, and the Trustee may proceed to enforce such provisions on behalf of each of such Persons.

        8. General. No failure or delay on the part of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Note shall in any event be effective unless (a) the same shall be in writing and signed and delivered by Buyer and the Seller, and (b) all consents required for such actions under the Transaction Documents shall have been received by the appropriate Persons.

        9. Limitation on Interest. Notwithstanding anything in this Note to the contrary, Buyer shall never be required to pay unearned interest on any amount outstanding hereunder, and shall never be required to pay interest on the principal amount outstanding hereunder, at a rate in excess of the maximum nonusurious interest rate that may be contracted for, charged or received under applicable federal or state law (such maximum rate being herein called the "Highest Lawful Rate"). If the effective rate of interest that would otherwise be payable under this Note would exceed the Highest Lawful Rate, or the Holder shall receive any unearned interest or shall receive monies that are deemed to constitute interest that would increase the effective rate of interest payable by Buyer under this Note to a rate in excess of the Highest Lawful Rate, then
(a) the amount of interest that would otherwise be payable by Buyer under this Note shall be reduced to the amount allowed by applicable law, and
(b) any unearned interest paid by Buyer or any interest paid by Buyer in excess of the Highest Lawful Rate shall be refunded to Buyer. Without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received by the Holder under this Note that are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate shall be made, to the extent permitted by applicable usury laws (now or hereafter enacted), by amortizing, prorating and spreading in equal parts during the actual period during which any amount has been outstanding hereunder all interest at any time contracted for, charged or received by the Holder in connection herewith. If at any time and from time to time (i) the amount of interest payable to the Holder on any date shall be computed at the Highest Lawful Rate pursuant to the provisions of the foregoing sentence, and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to the Holder would be less than the amount of interest payable to the Holder computed at the Highest Lawful Rate, then the amount of interest payable to the Holder in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate until the total amount of interest payable to the Holder shall equal the total amount of interest that would have been payable to the Holder if the total amount of interest had been computed without giving effect to the provisions of the foregoing sentence.

        10.  No Negotiation.  This Note is not negotiable.

        11. Governing Law. THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND CONSTRUED IN ACCORDANCE WITH THE AGREEMENT AND THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS
PRINCIPLES.

        12. Security Interest. The Seller may grant a security interest in or otherwise pledge this Note as security, and any Person to whom such security interest is granted or to whom this Note is pledged shall be bound by, and for all purposes takes this Note subject to, the restrictions and other provisions (including the Subordination Provisions) set forth herein.

        13. Captions. Paragraph captions used in this Note are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Note.


                              INTER-CITY PRODUCTS
                              RECEIVABLES COMPANY, L.P.

                              By:   Inter-City Products Partner Corporation

                              By:
                                 --------------------------------------
                              Name:
                                    -----------------------------------
                              Title:
                                    -----------------------------------

                                 EXHIBIT B

                                                                EXHIBIT B
                                        to Receivables Purchase Agreement


FORM OF
SELLER ASSIGNMENT CERTIFICATE


        Reference is made to the Receivables Purchase Agreement, dated as of July 25, 1996 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement") between INTER-CITY PRODUCTS CORPORATION (USA), CERTAIN OF ITS SUBSIDIARIES and INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P. ("Buyer"). Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to them pursuant to the Agreement.

        The undersigned (the "Seller") hereby sells, transfers, assigns, sets over and conveys unto Buyer and its successors and assigns all right, title and interest of the Seller in, to and under:

                 (a) all Receivables of the Seller (other than Contributed Receivables) that existed and was owing to the Seller as at the closing of the Seller's business on the Initial Cut-Off Date,

                 (b) all Receivables created by the Seller (other than Contributed Receivables) that arise during the period from and including the closing of the Seller's business on the Initial Cut-Off Date to but excluding the Purchase Termination Date,

                 (c) all Related Security with respect to all Receivables (other than Contributed Receivables) of the Seller,

                 (d) all proceeds of the foregoing, including all funds received by any Person in payment of any amounts owed (including invoice prices, finance charges, interest and all other charges, if any) in respect of any Receivable described above (other than a Contributed Receivable) or Related Security with respect to any such Receivable, or otherwise applied to repay or discharge any such Receivable (including insurance payments that the Seller or the Servicer applies in the ordinary course of its business to amounts owed in respect of any such Receivable and net proceeds of any sale or other disposition of repossessed goods that were the subject of any such Receivable) or other collateral or property of any Obligor or any other party directly or indirectly liable for payment of such Receivables, and

                 (e)  all Records relating to any of the foregoing.

        This Seller Assignment Certificate is made without recourse but on the terms and subject to the conditions set forth in the Transaction Documents to which the Seller is a party. The Seller acknowledges and agrees that Buyer is accepting this Seller Assignment Certificate in reliance on the representations, warranties and covenants of the Seller contained in the Transaction Documents to which the Seller is a party.

        THIS SELLER ASSIGNMENT CERTIFICATE SHALL BE CONSTRUED IN
ACCORDANCE WITH THE AGREEMENT AND THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

        IN WITNESS WHEREOF, the undersigned has caused this Seller Assignment Certificate to be duly executed and delivered by its duly Authorized Officer this _____ day of _______________, 1996.

                                  [SELLER'S FULL NAME]


                                  By:
                                      ------------------------------
                                  Title:
                                        ----------------------------

                                                               SCHEDULE 1
                                        to Receivables Purchase Agreement


                     LITIGATION AND OTHER PROCEEDINGS

                             SCHEDULE 1
                                 to
                    Receivables Purchase Agreement
                      dated as of July 25, 1996
                                among
                INTER-CITY PRODUCTS CORPORATION (USA)
                 and certain subsidiaries, as Sellers
                                 and
       INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P. as Buyer



                               LITIGATION

    This Schedule 1 consists of the following thirty-one (31) pages.

35 Woodward St. Condo Trust
    *  Product Liability
-----------------------------------------------------------------------------
A&J Heating and Air Conditioning (Travelers Insurance)
    *  Product Liability
-----------------------------------------------------------------------------
Ables, Sherry
    *  Worker's Compensation
-----------------------------------------------------------------------------
AJ Auto World
    *  Product Liability
-----------------------------------------------------------------------------
Aldsdon, Robert F.
    *  Worker's Compensation
-----------------------------------------------------------------------------
Allen, Dan Harvey
    *  Worker's Compensation
-----------------------------------------------------------------------------
Allen, Misty (Farmer)
    *  Worker's Compensation
-----------------------------------------------------------------------------
Allinder, Linda
    *  Employment
-----------------------------------------------------------------------------

Alliots, Charles R. v. ICP (USA)
    *  Product Liability
-----------------------------------------------------------------------------
Allstate Insurance Company (Beverly Miller)
    *  Product Liability
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Allums, Lucile
    *  Product Liability
-----------------------------------------------------------------------------
American Freight
    *  Transpo. Undercharge
-----------------------------------------------------------------------------
Appleby Brothers & Wittaker Company, Inc.
    *  Product Liability
-----------------------------------------------------------------------------
Bailey, Norman C. (State Farm)
    *  Product Liability
-----------------------------------------------------------------------------
Bauer-Utica Mutual Insurance Company
    *  Product Liability
-----------------------------------------------------------------------------
Bechtler, John
    *  Product Liability
-----------------------------------------------------------------------------
Berry, Robert
    *  Product Liability
-----------------------------------------------------------------------------
Blerga, David and Karen
    *  Product Liability
-----------------------------------------------------------------------------

Black, Rebecca A. and Ricky L.
    *  Other Non-Product Liability
-----------------------------------------------------------------------------
Borkowski, Harry
    *  Product Liability
-----------------------------------------------------------------------------
Brodeur, Edward v. Addams, et al
    *  Product Liability
-----------------------------------------------------------------------------

Brown, Charles F.
    *  EEOC Claim
-----------------------------------------------------------------------------
Bryant, James Kennith
    *  Worker's Compensation
-----------------------------------------------------------------------------
C&C Comfortmaker
    *  Non-Product Liability
-----------------------------------------------------------------------------
Capers, Victor and Catherine
    *  Product Liability
-----------------------------------------------------------------------------
Card, Robert and Jan
    *  Product Liability
-----------------------------------------------------------------------------
Carpenter, Gordon
    *  Product Liability
-----------------------------------------------------------------------------
Cavaness, James E., Jr., d/b/a Westaire and Donna
    *  Bankruptcy
-----------------------------------------------------------------------------
CCK, Ltd. - Roger Hansen
    *  Product Liability
-----------------------------------------------------------------------------

Champnelia, Frederick and Irene
    *  Product Liability
-----------------------------------------------------------------------------
Chandler, Erlene v. ICP (USA) et al.
    *  Product Liability
-----------------------------------------------------------------------------
Charles P. Jeffries Tower
    *  Product Liability
-----------------------------------------------------------------------------
Claghorn, Lan and Karey
    *  Product Liability
-----------------------------------------------------------------------------
Conant, Yvonne A.
    *  Product Liability
-----------------------------------------------------------------------------

Conley, Gary
    *  Product Liability
-----------------------------------------------------------------------------
Corinthian Suites
    *  Product Liability
-----------------------------------------------------------------------------
Cruz, Ziola
    *  Product Liability
-----------------------------------------------------------------------------
D'Ambrosio, John P.
    *  Product Liability
-----------------------------------------------------------------------------
Dalton, Donald Wayne
    *  Worker's Compensation
-----------------------------------------------------------------------------
Davis, Joe M.
    *  Employment
-----------------------------------------------------------------------------
Dearie, Martino Contractors Ltd.
    *  Collection
-----------------------------------------------------------------------------
Dimperio, Francis Jr. and Katie (State Farm)
    *  Product Liability
-----------------------------------------------------------------------------
Dorwart, Doug and Rella
    *  Product Liability
-----------------------------------------------------------------------------

Duchardt, Roger
    *  Product Liability
-----------------------------------------------------------------------------
Duncan, Donna M.
    *  Worker's Compensation
-----------------------------------------------------------------------------
Dungy, Shannon
    *  EEOC Claim
-----------------------------------------------------------------------------
Elf's Workshop - Dr. Leonard Brown
    *  Product Liability
-----------------------------------------------------------------------------
F.P.R. Distributors, Inc.
    *  Collection
-----------------------------------------------------------------------------
Farley, Adelaide, Jeffrey, Joan, Meeyah, James
    *  Product Liability
-----------------------------------------------------------------------------
Fawcett, Michael of Fawcett Construction
    *  Product Liability
-----------------------------------------------------------------------------
Ferry, Charles and Lori
    *  Product Liability
-----------------------------------------------------------------------------

FMI Insurance Co. (Blodgett)
    *  Product Liability
-----------------------------------------------------------------------------
Foster, James and Myrtle
    *  Product Liability
-----------------------------------------------------------------------------
Fulton, Joseph
    *  Product Liability
-----------------------------------------------------------------------------
Geissler, Jeff and Cheryl (Integrity Mutual Ins.)
    *  Product Liability
-----------------------------------------------------------------------------
Gibson, Betty Ann
    *  Worker's Compensation
-----------------------------------------------------------------------------
Gilliam, James
    *  Worker's Compensation
-----------------------------------------------------------------------------
Gordon, Robert and Candyce Anderson (St. Farm)
    *  Product Liability
-----------------------------------------------------------------------------

Goslin, Bart and Karen
    *  Product Liability
-----------------------------------------------------------------------------
Grant, Hoyts and Rita (State Farm)
    *  Product Liability
-----------------------------------------------------------------------------
Green Shield HVAC Consultants, Inc. v. ICP (USA)
    *  Product Liability
-----------------------------------------------------------------------------
Griffith, Hiram and Linda
    *  Product Liability
-----------------------------------------------------------------------------
Hagan, Al Don
    *  Worker's Compensation
-----------------------------------------------------------------------------
Haile, Sherry and Tony
    *  Product Liability
-----------------------------------------------------------------------------
Hajoka
    *  Collection
-----------------------------------------------------------------------------
Haley, James and Barbara
    *  Product Liability
-----------------------------------------------------------------------------

Hamilton, Gregory, Nancy and Nicholas
    *  Product Liability
-----------------------------------------------------------------------------
Hamlin, Mary L.
    *  Worker's Compensation
-----------------------------------------------------------------------------
Hankwitz Heating and Refrigeration (Buskirk)
    *  Product Liability
-----------------------------------------------------------------------------
Harper, Charles
    *  Product Liability
-----------------------------------------------------------------------------
Harris, William and Kathryn
    *  Product Liability
-----------------------------------------------------------------------------
Hauser, Clarence and Gladys
    *  Product Liability
-----------------------------------------------------------------------------

Haydu, James and Beth (Travelers)
    *  Product Liability
-----------------------------------------------------------------------------
Heisel, Martin W.
    *  Product Liability
-----------------------------------------------------------------------------
Hendrickson, Thomas and Trisia
    *  Product Liability
-----------------------------------------------------------------------------
Henningsen, Robert C.
    *  Other Non-Product Liability
-----------------------------------------------------------------------------
Hess, George and Karen
    *  Worker's Compensation
-----------------------------------------------------------------------------
Hickerson, Cynthia
    *  Worker's Compensation
-----------------------------------------------------------------------------
Hildahl, Daniel
    *  Product Liability
-----------------------------------------------------------------------------
Hogarth, Douglas L. (State Farm Insurance)
    *  Product Liability
-----------------------------------------------------------------------------
Holt, Fred (General Accident Ins)
    *  Product Liability
-----------------------------------------------------------------------------

Howisey, Unknown
    *  Product Liability
-----------------------------------------------------------------------------
Huitt, Patricia Ann
    *  Worker's Compensation
-----------------------------------------------------------------------------
Huntley, Roger and Linda
    *  Product Liability
-----------------------------------------------------------------------------
ICP v. Belcher & Miller (Napco, Inc.)
    *  Collection
-----------------------------------------------------------------------------
ICP v. Buckhead A-C
    *  Collection
-----------------------------------------------------------------------------
ICP v. Executive Protection International and Dots
    *  Other Non-Product Liability
-----------------------------------------------------------------------------
Insurance Company of North America (INA)
    *  Non-Product Liability
-----------------------------------------------------------------------------
Jackson, Ernie Lee and Jessie M.
    *  Product Liability
-----------------------------------------------------------------------------

Jacoby, Charles G.
    *  Product Liability
-----------------------------------------------------------------------------
Janes, Susie (State Farm)
    *  Product Liability
-----------------------------------------------------------------------------
Jardine, Mr. and Mrs. William
    *  Product Liability
-----------------------------------------------------------------------------
Jensen, Mark
    *  Product Liability
-----------------------------------------------------------------------------
Jerry, Donna and Jeffrey
    *  Product Liability
-----------------------------------------------------------------------------
Jones, Glendon and Linda v. ICP (USA)
    *  Product Liability
-----------------------------------------------------------------------------
Kasperson, Dennis & Julie (American Family Ins.)
    *  Product Liability
-----------------------------------------------------------------------------
Katz, Gary and Marjorie
    *  Product Liability
-----------------------------------------------------------------------------

Klein, Patricia (State Farm)
    *  Product Liability
-----------------------------------------------------------------------------
Kline, Edward J. and Nancy L. Kline
    *  Product Liability
-----------------------------------------------------------------------------
Klos, Eugene R. and Elsie T. (Commercial Union)
    *  Product Liability
-----------------------------------------------------------------------------
Landrum, Randall and Wanda (Safeco Ins.)
    *  Product Liability
-----------------------------------------------------------------------------
Lane, Napolean
    *  Product Liability
-----------------------------------------------------------------------------

Lardy, Harlan
    *  Product Liability
-----------------------------------------------------------------------------
Larry Peel & Co., Inc.
    *  Product Liability
-----------------------------------------------------------------------------
Larsen, Alvin and Janice (State Farm)
    *  Product Liability
-----------------------------------------------------------------------------
Laur, Thomas & Pamela (American Family Ins)
    *  Product Liability
-----------------------------------------------------------------------------
Linton, Jen and Mary Jane (Farms Mutual Ins)
    *  Product Liability
-----------------------------------------------------------------------------
Loomis, Stephen & Francis
    *  Product Liability
-----------------------------------------------------------------------------

Lopez, Frank (Prudential Insurance)
    *  Product Liability
-----------------------------------------------------------------------------
Macht, Richard & Nancy
    *  Product Liability
-----------------------------------------------------------------------------
Major, Ramona R.
    *  Product Liability
-----------------------------------------------------------------------------
Markert, Roy R. and Helen
    *  Product Liability
-----------------------------------------------------------------------------
McCandless, James, Jr.
    *  Worker's Compensation
-----------------------------------------------------------------------------
McCord, Debra Flickinger
    *  Employment
-----------------------------------------------------------------------------
McGee, Jackie
    *  Worker's Compensation
-----------------------------------------------------------------------------
McWilliams, Clair and Janet (Erie Insurance)
    *  Product Liability
-----------------------------------------------------------------------------

Mekler, Martin and Jill
    *  Product Liability
-----------------------------------------------------------------------------
Messick, Judy
    *  Worker's Compensation
-----------------------------------------------------------------------------
Metric Air Systems (Ontario) Limited (Monaco)
    *  Collection
-----------------------------------------------------------------------------
Morganroth, Michael and Shila - Republic Ins. Co.
    *  Product Liability
-----------------------------------------------------------------------------
Morris, Fran
    *  Other Non-Product Liability
-----------------------------------------------------------------------------
Morris, Windred E.
    *  Product Liability
-----------------------------------------------------------------------------
Morrison, Cyrus, Estate of
    *  Product Liability
-----------------------------------------------------------------------------

Nations, Paul (Allstate)
    *  Product Liability
-----------------------------------------------------------------------------
Nationwide Mutual Insurnace (Spencer, Donna)
    *  Product Liability
-----------------------------------------------------------------------------
Nationwide Mutual Insurance (Vance, Otto and Iris)
    *  Product Liability
-----------------------------------------------------------------------------
Navarrete, Mary Agnes
    *  Product Liability
-----------------------------------------------------------------------------
Noah, Martha
    *  Product Liability
-----------------------------------------------------------------------------
Norman, John
    *  Product Liability
-----------------------------------------------------------------------------

Norman, Patricia
    *  Worker's Compensation
-----------------------------------------------------------------------------
Notaro Homes Inc. (Country Mutual Ins.)
    *  Product Liability
-----------------------------------------------------------------------------
Oden, Eddie Wade
    *  Worker's Compensation
-----------------------------------------------------------------------------
Olympia Holding Corporation
    *  Transpo. Undercharge
-----------------------------------------------------------------------------
Ontario New Home Warranty Program v. ICP (USA)
    *  Product Liability
-----------------------------------------------------------------------------

Oravetz, David and family
    *  Product Liability
-----------------------------------------------------------------------------
Palermo, A.
    *  Product Liability
-----------------------------------------------------------------------------
Paliotta, Robert (Aetna Casualty)
    *  Product Liability
-----------------------------------------------------------------------------
Panciera, Lawrence E.
    *  Product Liability
-----------------------------------------------------------------------------
Paolillo, Samuel
    *  Product Liability
-----------------------------------------------------------------------------
Patel, Amrat R. d/b/a New Road Inn
    *  Product Liability
-----------------------------------------------------------------------------
Patrick, Sandra and Gerald
    *  Product Liability
-----------------------------------------------------------------------------
Patten's Plumbing & Heating
    *  Bankruptcy
-----------------------------------------------------------------------------
Pennsylvania Millers-Bartlett
    *  Product Liability
-----------------------------------------------------------------------------

Pepe, James and Gloria v. Aaron and Company
    *  Product Liability
-----------------------------------------------------------------------------
Peters, Seth A. and Janet A. (State Farm)
    *  Product Liability
-----------------------------------------------------------------------------
Pettry, James O.
    *  Product Liability
-----------------------------------------------------------------------------
Pigg, Clarence
    *  Worker's Compensation
-----------------------------------------------------------------------------
Pollock, Anita
    *  Worker's Compensation
-----------------------------------------------------------------------------

Pringle, Jon and Susan
    *  Product Liability
-----------------------------------------------------------------------------
Pulvirenti, Paul and Elizabeth
    *  Product Liability
-----------------------------------------------------------------------------
Quinones, Alvaro v. Hastings and ICP
    *  Product Liability
-----------------------------------------------------------------------------
Reedy, Catherine, Estate of
    *  Product Liability
-----------------------------------------------------------------------------
Reibly, Patricia
    *  Product Liability
-----------------------------------------------------------------------------
Renata Construction Co.
    *  Collection
-----------------------------------------------------------------------------
Rieger, Jason B.
    *  Product Liability
-----------------------------------------------------------------------------

Robert, James D.
    *  Product Liability
-----------------------------------------------------------------------------
Roberts, James D.
    *  Product Liability
-----------------------------------------------------------------------------
Roberts, Norman
    *  Product Liability
-----------------------------------------------------------------------------
Robertson, Jimmy L.
    *  Product Liability
-----------------------------------------------------------------------------
Robichaux, Jr., J. Van
    *  Product Liability
-----------------------------------------------------------------------------
Ruvo, Ralph J. (Estate) and Helen Ruvo
    *  Product Liability
-----------------------------------------------------------------------------
Rylko, Felix and Louise v. ICP (USA)
    *  Product Liability
-----------------------------------------------------------------------------

Sage, Gene and Margaret
    *  Product Liability
-----------------------------------------------------------------------------
Salaverra, Jose
    *  Product Liability
-----------------------------------------------------------------------------
Samuels, Billy J.
    *  Product Liability
-----------------------------------------------------------------------------
Scarrella, Amy and Vincent
    *  Product Liability
-----------------------------------------------------------------------------
Shad's Wholesale Supply Corporation
    *  Collection
-----------------------------------------------------------------------------
Schwegler, Walter F. and Marcelene
    *  Product Liability
-----------------------------------------------------------------------------

Selective Ins. Co. (Davis, Arthur & Judith)
    *  Product Liability
-----------------------------------------------------------------------------
Selective Insurance (Vanetten)
    *  Product Liability
-----------------------------------------------------------------------------
Sherman, Clark (GAB Business Services)
    *  Product Liability
-----------------------------------------------------------------------------
Simon, Johnnie G.
    *  Product Liability
-----------------------------------------------------------------------------
Sotiropoulos, Costa (Allstate Insurance)
    *  Product Liability
-----------------------------------------------------------------------------
Spell, Howard
    *  Product Liability
-----------------------------------------------------------------------------
Spencer, James
    *  Product Liability
-----------------------------------------------------------------------------

State Farm Fire and Casualty (Dawson)
    *  Product Liability
-----------------------------------------------------------------------------
Stebbins, Dale v. ICP (USA)
    *  Product Liability
-----------------------------------------------------------------------------
Steer, Harold
    *  Product Liability
-----------------------------------------------------------------------------
Stephenson, Patrick and Karyl
    *  Product Liability
-----------------------------------------------------------------------------
Stewart, Mary
    *  Worker's Compensation
-----------------------------------------------------------------------------
Tabor, Mr. and Mr.s Nick
    *  Product Liability
-----------------------------------------------------------------------------
Taule, Yvonne
    *  Product Liability
-----------------------------------------------------------------------------
Teece, David F. and Sand Valley
    *  Collection
-----------------------------------------------------------------------------

Tracy, Joseph R.
    *  Product Liability
-----------------------------------------------------------------------------
Travelers Insurance Company and Triple A
    *  Product Liability
-----------------------------------------------------------------------------
Truex, Susan
    *  Product Liability
-----------------------------------------------------------------------------
Tsiampas, George and Bessie
    *  Product Liability
-----------------------------------------------------------------------------
Turner, Thomas and Betty
    *  Product Liability
-----------------------------------------------------------------------------
Ulery, David and Terry C.
    *  Product Liability
-----------------------------------------------------------------------------
USAA - Thoreson
    *  Product Liability
-----------------------------------------------------------------------------

USAA Casualty Insurance Company a/s/o Bauer
    *  Product Liability
-----------------------------------------------------------------------------
USF&G and Ronald Wilson
    *  Product Liability
-----------------------------------------------------------------------------
Viking Adjusting Service - Card, Robert and Jan
    *  Product Liability
-----------------------------------------------------------------------------
Walderon, William E. (State Farm)
    *  Product Liability
-----------------------------------------------------------------------------
White, Francis
    *  Worker's Compensation
-----------------------------------------------------------------------------
White, William A.
    *  Worker's Compensation
-----------------------------------------------------------------------------
Williams, Helen, individually and as personal rep.
    *  Product Liability
-----------------------------------------------------------------------------
Wiltse, Dale C.
    *  Product Liability
-----------------------------------------------------------------------------
Winters, Beverly et al.
    *  Product Liability
-----------------------------------------------------------------------------

Wright's Tile & Floor Covering Co., Inc.
    *  Collection
-----------------------------------------------------------------------------
Wright's Tile & Floor Covering Co., Inc.
    *  Collection
-----------------------------------------------------------------------------
Wright, David "Duffy" and Diana
    *  Product Liability
-----------------------------------------------------------------------------
Wysocki, Nancy
    *  Product Liability
-----------------------------------------------------------------------------

Coastline

     Codisco, Inc. d/b/a Coastline Distributing of Atlanta v. Annette King, d/b/a King Heating & Air Conditioning Service Company. Codisco, Inc. d/b/a Coastline Distribution of Atlanta has sued Annette King, d/b/a King Heating & Air Conditioning Service company in the State Court of Clayton County, Georgia, Civil Action File No. 92CV2654C. Codisco seeks payment of an outstanding debt in the principal amount of $23,840.65 (plus interest, attorneys' fees and costs) on an open account. King has counterclaimed for fraud, money had and received, restraint of trade, breach of contract and slander, among other things.

     On March 13, 1994 the trial court granted partial summary judgment to Codisco. On October 14, 1994 the trial court granted summary judgment to Codisco on all remaining issues. King has filed a Notice of Appeal. Both parties have fully briefed the appeal. A ruling on the appeal is pending.

     Coastline v. Advance Air Control, Inc., Larry Hodge & Terry Hodge. In March, 1996 Codisco, d/b/a Coastline Distribution of New Port Richey, filed suit against Advance Air and the Hodges (as guarantors) to collect an account balance of $14,791.88. Advance Air has filed a counter-claim of unspecified damages alleging that certain equipment sold to Advance by Coastline was defective and that the defects caused Advance damages. Although damages are not specified, discovery indicates that damages were minimal and amount to less than the $14,791.88 account balance.

     Robert Sorenson v. Coastline Distribution, Inc. In January, 1996, Robert Sorenson, a former employee of Coastline, brought suit in the Federal District Court for the Middle District of Florida, under the Americans with Disabilities Act, alleging that his employment was terminated because he was epileptic and that Coastline refused to accommodate him. Management disputes this claim. Trial is set for March term of 1998. Sorenson seeks reinstatement, backpay and attorney fees.

General Heating

     Joseph Cantrell and Betty Cantrell v. Carrier Corp. and General Heating and Cooling Company (as co-defendants), General Heating has been named as a co-defendant in this products liability lawsuit. Total damages, according to the complaint dated April 12, 1996, are $150,000.00. The plaintiffs are seeking joint and several liability for General Heating and Carrier.

                                                               SCHEDULE 2
                                        to Receivables Purchase Agreement


                      CHANGES IN FINANCIAL CONDITION

                             SCHEDULE 2
                                 to
                    Receivables Purchase Agreement
                      dated as of July 25, 1996
                                among
                INTER-CITY PRODUCTS CORPORATION (USA)
                 and certain subsidiaries, as Sellers
                                 and
       INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P. as Buyer



                    CHANGES IN FINANCIAL CONDITION

                                  n/a

                                                               SCHEDULE 3
                                        to Receivables Purchase Agreement


                       OFFICES OF THE SELLERS WHERE
                          RECORDS ARE MAINTAINED

                             SCHEDULE 3
                                 to
                    Receivables Purchase Agreement
                      dated as of July 25, 1996
                                among
                INTER-CITY PRODUCTS CORPORATION (USA)
                 and certain subsidiaries, as Sellers
                                 and
       INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P. as Buyer



       PRINCIPAL PLACES OF BUSINESS AND CHIEF EXECUTIVE OFFICES

       SELLER                                  ADDRESS(ES)

   Inter-City Products Corporation (USA)       650 Heil-Quaker Avenue
                                               Lewisburg, TN 37091

                                               1136 Heil-Quaker Blvd.
                                               LaVergne, TN 37086

   General Heating and Cooling Company         820 Atlantic Ave.
                                               North Kansas City, MO 64116

   Coastline Distribution, Inc.                601 Codisco Way
                                               Sanford, FL 32771

   Inter-City Products Partner Corporation     650 Heil-Quaker Avenue
                                               Lewisburg, TN 37091

                                                               SCHEDULE 4
                                        to Receivables Purchase Agreement


                                LEGAL NAMES

                                TRADE NAMES

                             SCHEDULE 4
                                 to
                    Receivables Purchase Agreement
                      dated as of July 25, 1996
                                among
                INTER-CITY PRODUCTS CORPORATION (USA)
                 and certain subsidiaries, as Sellers
                                 and
       INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P. as Buyer
                            (Page 1 of 2)


       LEGAL NAMES, MERGERS AND CONSOLIDATIONS AND TRADE NAMES


INTER-CITY PRODUCTS CORPORATION (USA) ("ICP")
---------------------------------------------

ICP intends to finance selected receivables of certain of its dealer/distributors under the name "HVAC FIRST COMPANY," an unincorporated division of ICP.

GENERAL HEATING AND COOLING COMPANY ("GHC - DELAWARE")
------------------------------------------------------

ICP purchased the stock of GHC - Delaware's parent corporation, GHC Holdings, Inc. pursuant to a stock purchase agreement dated as of May 31, 1996. The shares of GHC Holdings have been held in escrow until July 25, 1996, when the acquisition became effective.

GHC - Delaware was incorporated October 7, 1994 (under the name GHC Acquisition, Inc.) to acquire certain assets of General Heating & Cooling Company, a Missouri corporation ("GHC - Missouri"), Refrigeration Equipment Company, a Missouri corporation, Refrigeration Equipment Company, Inc., a Kansas corporation, H. Erlich & Sons Manufacturing Company, Inc., a Missouri corporation and Heaven Engineering Company, a Missouri corporation. Subsequent to the acquisition of GHC - Delaware, GHC - Missouri changed its name to CHT Industries, Inc. The other companies from which GHC - Delaware acquired assets at that time were dissolved.

GHC - Delaware adopted its present corporate name on December 15, 1994.

[GHC - Delaware continues to do business under the names (d/b/a's rather than subdivisions) Refrigeration Equipment Company and Heaven Engineering Company.]

                             SCHEDULE 4
                                 to
                    Receivables Purchase Agreement
                      dated as of July 25, 1996
                                among
                INTER-CITY PRODUCTS CORPORATION (USA)
                 and certain subsidiaries, as Sellers
                                 and
       INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P. as Buyer
                            (Page 2 of 2)


COASTLINE DISTRIBUTION, INC. ("COASTLINE")
------------------------------------------

ICP purchased the stock of Coastline's parent corporation, CDS Holdings, Inc. pursuant to a stock purchase agreement dated as of May 31, 1996. The shares of CDS Holdings have been held in escrow until July 25, 1996, when the acquisition became effective.

Coastline was incorporated November 9, 1992 (under the name CDS Acquisition, Inc.) to succeed to certain assets and liabilities of Codisco, Inc., a Florida corporation. Its name was changed at that time to Coastline Distribution, Inc.

Coastline's stock was then sold by Codisco, Inc. to CDS Holdings, Inc. on December 23, 1992. Coastline has two wholly-owned subsidiaries, Metal Manufacturing, Inc., a Florida corporation, and C/M Lines, Inc., a Florida corporation.

[Coastline has several business locations in Florida and Alabama and does business under the name(s) "Coastline of (location)".]
                                          --------

INTER-CITY PRODUCTS PARTNER CORPORATION ("PARTNERCO")
-----------------------------------------------------

Partnerco is the general partner of Inter-City Products Receivables Company, L.P., a Tennessee limited partnership formed July 22, 1996 between Partnerco, as general partner, and ICP, as limited partner.

                                                               SCHEDULE 5
                                        to Receivables Purchase Agreement


                             SOFTWARE LICENSES

                             SCHEDULE 5
                                 to
                    Receivables Purchase Agreement
                      dated as of July 25, 1996
                                among
                INTER-CITY PRODUCTS CORPORATION (USA)
                 and certain subsidiaries, as Sellers
                                 and
       INTER-CITY PRODUCTS RECEIVABLES COMPANY, L.P. as Buyer

                          SOFTWARE LICENSES


INTER-CITY PRODUCTS CORPORATION (USA) ("ICP")
---------------------------------------------

Dun & Bradstreet Software Services, Inc. ("D&B")

      D&B Accounts Receivables System - IBM/MVS/CICS M Series Version

COASTLINE DISTRIBUTION, INC.  ("COASTLINE")
-------------------------------------------

Cincinnati Bell Information Systems, Inc. [f/k/a Information Systems Development, Inc. ("ISD")]

      ISD Distribution Management System Including: Order Entry, Accounts Receivable, Inventory, Sales Analysis, Purchasing, Payroll, Accounts Payable, General Ledger.

GENERAL HEATING AND COOLING COMPANY ("GHC - DELAWARE")
------------------------------------------------------

J&M Industries, Inc.

      DMS II, Version 7.3, Base Package: Order Processing, Cash Box Accounting, Family Pricing, Inventory Analysis, (Turn and Earn), Purchasing/Forecasting, Product Hinging for Forecast, Sales Analysis, Accounts Receivables, Accounts Payable, General Ledger, File Control, Special Price Maintenance, Physical Inventory, Night Shift Manager. Optional Modules: Interwarehouse Transfers, Satellite Branch Automatic

     Replenishment, Bill of Materials/Work Order System, Vendor Claims and Rebates, Warranty Return - Phase 1, Vendor Receivables, Advertising, Incentives.